AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON FEBRUARY 18, 1997

                                                           File Nos. 2-95928
                                                                    811-4547

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [X]

                         Pre-Effective Amendment No. ___
                         Post-Effective Amendment No. 29
                                     and/or
       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [X]

                                Amendment No. 29

                        (Check appropriate box or boxes.)

                         VOYAGEUR MUTUAL FUNDS III, INC.
               (Exact Name of Registrant as Specified in Charter)

        90 SOUTH SEVENTH STREET, SUITE 4400, MINNEAPOLIS, MINNESOTA 55402
               (Address of Principal Executive Offices) (Zip Code)

                                 (612) 376-7000
              (Registrant's Telephone Number, including Area Code)

                                 THOMAS J. ABOOD
        90 SOUTH SEVENTH STREET, SUITE 4400, MINNEAPOLIS, MINNESOTA 55402
                     (Name and Address of Agent for Service)

                                    Copy to:
                           Kathleen L. Prudhomme, Esq.
                              Dorsey & Whitney LLP
                             220 South Sixth Street
                          Minneapolis, Minnesota 55402

It is proposed that this filing will become effective (check appropriate box):

_____ immediately upon filing pursuant to paragraph (b) of Rule 485
__X__ on February 19, 1997 pursuant to paragraph (b) of Rule 485
_____ on (specify date) pursuant to paragraph (b)(1)(v) of Rule 485
_____ 75 days after filing pursuant to paragraph (a)(2) of Rule 485
_____ on 60 days after filing pursuant to paragraph (a)(1) of Rule 485

The Registrant has registered an indefinite number of shares of common stock under the Securities Act of 1933 pursuant to Rule 24f-2 under the Investment Company Act of 1940. A Rule 24f-2 Notice was filed by the Registrant on or about June 25, 1996.



              CROSS REFERENCE SHEET FOR ITEMS REQUIRED BY FORM N-1A
                        (VOYAGEUR MUTUAL FUNDS III, INC.)

Item No. of
Form N-1A         Caption in Prospectus
---------         ---------------------

      1           Cover Page

      2           Fund Expenses

      3           Financial Highlights

      4 Investment Objective and Policies; Risk Factors and Special Considerations; General
                  Information

      5           Management; General Information

      6           Distributions to Shareholders and Taxes; General Information

      7           How to Purchase Shares; Management; Determination of Net
                  Asset Value

      8           How to Sell Shares; Reinstatement Privilege; Exchange
                  Privilege

      9           Not Applicable

                  Caption in Statement of Additional Information
                  ----------------------------------------------

     10           Cover Page

     11           Table of Contents

     12           Not Applicable

     13           Investment Policies and Restrictions

     14           Directors and Executive Officers of the Company

     15           Directors and Executive Officers of the Company; Additional
                  Information

     16 Directors and Executive Officers of the Company; The Investment Adviser, Sub-Adviser and Underwriter

     17           The Investment Adviser, Sub-Adviser and Underwriter

     18           Not Applicable

     19           Special Purchase Plans; Monthly Cash
                  Withdrawal Plan; Net Asset Value and
                  Public Offering Price

     20           Distributions to Shareholders and Taxes

     21           The Investment Adviser, Sub-Adviser and Underwriter

     22           Calculation of Performance Data

     23           Additional Information




TAX EFFICIENT EQUITY FUND




[GRAPHIC OMITTED] VOYAGEUR


VOYAGEUR TAX EFFICIENT EQUITY FUND







        VOYAGEUR FUNDS (NOT PART OF PROSPECTUS); DATED FEBRUARY 19, 1997







TABLE OF CONTENTS

--------------------------------------------------------------------------------
3          PURCHASE INFORMATION
--------------------------------------------------------------------------------
4          FUND EXPENSES
--------------------------------------------------------------------------------
5          INVESTMENT OBJECTIVE AND POLICIES
--------------------------------------------------------------------------------
12         RISK FACTORS AND SPECIAL CONSIDERATIONS
--------------------------------------------------------------------------------
14         HOW TO PURCHASE SHARES
--------------------------------------------------------------------------------
20         HOW TO SELL SHARES
--------------------------------------------------------------------------------
22         REINSTATEMENT PRIVILEGE
--------------------------------------------------------------------------------
22         EXCHANGE PRIVILEGE
--------------------------------------------------------------------------------
23         MANAGEMENT
--------------------------------------------------------------------------------
26         DETERMINATION OF NET ASSET VALUE
--------------------------------------------------------------------------------
27         DISTRIBUTIONS TO SHAREHOLDERS AND TAXES
--------------------------------------------------------------------------------
28         INVESTMENT PERFORMANCE
--------------------------------------------------------------------------------
29         GENERAL INFORMATION
--------------------------------------------------------------------------------




        VOYAGEUR FUNDS (NOT PART OF PROSPECTUS); DATED FEBRUARY 19, 1997




PROSPECTUS

Dated February 19, 1997

Voyageur Tax Efficient Equity Fund (the "Fund"), is one of several series of Voyageur Mutual Funds III, Inc. (the "Company"), an open-end management investment company the shares of which can be offered in separate diversified and non-diversified series. Each series represents a separate fund with its own investment objectives. This Prospectus relates to shares of the Tax Efficient Equity Fund (the "Fund"), a diversified series of the Company.

         The investment objective of the Fund is to obtain for taxable investors a high total return on an after-tax basis. The Fund will attempt to achieve this objective by seeking to provide a high long-term after-tax total return through managing its portfolio in a manner that will defer the realization of accrued capital gains and minimize dividend income. In normal circumstances, the Fund will invest at least 90% of its net assets in a widely diversified portfolio of common stocks, securities convertible into common stocks and instruments whose returns depend upon stock market prices. An emphasis will be placed on non-dividend or lower-dividend paying common stocks of companies which Voyageur Fund Managers, Inc., the Fund's investment adviser (the "Adviser" or "Voyageur") believes to have superior appreciation potential.

         ON JANUARY 15, 1997 VOYAGEUR'S PARENT, DOUGHERTY FINANCIAL GROUP, INC. ("DFG"), EXECUTED AN AGREEMENT AND PLAN OF MERGER ("AGREEMENT") WITH LINCOLN NATIONAL CORPORATION ("LNC") PURSUANT TO WHICH A SUBSIDIARY OF LNC WILL BE MERGED WITH AND INTO DFG CAUSING DFG TO BECOME A WHOLLY OWNED SUBSIDIARY OF LNC. SUCH MERGER REQUIRES THE APPROVAL OF THE FUND'S BOARD OF DIRECTORS AND SHAREHOLDERS.

         LNC, HEADQUARTERED IN FORT WAYNE, INDIANA, OWNS AND OPERATES INSURANCE AND INVESTMENT MANAGEMENT BUSINESSES, INCLUDING DELAWARE MANAGEMENT HOLDINGS, INC. ("DMH"). AFFILIATES OF DMH SERVE AS ADVISER AND DISTRIBUTOR FOR THE DELAWARE GROUP OF INVESTMENT COMPANIES, WHICH CURRENTLY INCLUDES 16 OPEN-END FUNDS AND 2 CLOSED-END FUNDS (COMPRISING 48 SEPARATE INVESTMENT PORTFOLIOS). DMH, THROUGH ITS SUBSIDIARIES, IS RESPONSIBLE FOR THE MANAGEMENT OF APPROXIMATELY $32 BILLION.

         CONSUMMATION OF THE MERGER WILL CAUSE A CHANGE IN CONTROL OF VOYAGEUR. UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED, THIS WILL RESULT IN AN "ASSIGNMENT" AND AUTOMATIC TERMINATION OF THE FUND'S INVESTMENT ADVISORY AND DISTRIBUTION AGREEMENTS WITH VOYAGEUR. THEREFORE, THE FUND'S BOARD OF DIRECTORS HAS APPROVED NEW INVESTMENT ADVISORY AND DISTRIBUTION AGREEMENTS CONTAINING THE SAME TERMS AND FEES AS THE CURRENT AGREEMENTS AND HAS CALLED A SPECIAL SHAREHOLDER MEETING SCHEDULED FOR APRIL 11 TO VOTE ON NEW AGREEMENTS AND OTHER MATTERS RELATED TO THE MERGER.

         INVESTORS SHOULD READ AND RETAIN THIS PROSPECTUS FOR FUTURE REFERENCE. AN INVESTMENT IN THE FUND INVOLVES CERTAIN RISKS AND REQUIRES CONSIDERATION OF SUCH RISKS. SEE "RISK FACTORS AND SPECIAL CONSIDERATIONS."

         This Prospectus sets forth certain information about the Fund that a prospective investor ought to know before investing. A combined Statement of Additional Information (dated February 19, 1997) relating to the Fund and other series of the Company has been filed with the Securities and Exchange Commission (the "Commission"). The Statement of Additional Information is available free of charge from the Fund by telephone and at the mailing address below and is incorporated by reference into this Prospectus in accordance with the Commission's rules.

--------------------------------------------------------------------------------
                       Voyageur Tax Efficient Equity Fund
--------------------------------------------------------------------------------

                       90 SOUTH SEVENTH STREET, SUITE 4400
                          MINNEAPOLIS, MINNESOTA 55402
                          612.376.7000 OR 800.553.2143


         THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


PURCHASE INFORMATION

The Fund offers investors the choice among three classes of shares which have different sales charges and bear different expenses. These alternatives permit an investor to choose the method of purchasing shares that is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares and other circumstances. There is no assurance that the Fund will achieve its investment objective.

CLASS A SHARES
Except as provided in the next paragraph describing the Fund's special introductory sales charges, an investor who purchases Class A shares pays a sales charge at the time of purchase. As a result, Class A shares are not subject to any charges when they are redeemed (except for sales at net asset value in excess of $1 million which are subject to a contingent deferred sales charge). The initial sales charge may be reduced or waived for certain purchases. Class A shares are subject to a Rule 12b-1 fee payable at an annual rate of .25% of the Fund's average daily net assets attributable to Class A shares.

         DURING THE INTRODUCTORY OFFERING PERIOD (THE "INITIAL OFFERING") OF THE FUND, CLASS A SHARES MAY BE PURCHASED WITHOUT A SALES CHARGE. SUCH CLASS A SHARES PURCHASED IN THE INITIAL OFFERING WILL BE SUBJECT TO A CONTINGENT DEFERRED SALES CHARGE OF 3% IF REDEEMED WITHIN TWO YEARS OF PURCHASE. THE INITIAL OFFERING PERIOD SHALL COMMENCE ON THE DATE OF THIS PROSPECTUS AND CONTINUE UNTIL THE EARLIER OF DECEMBER 31, 1997 OR TOTAL ASSETS OF THE FUND REACH $100 MILLION. SEE "HOW TO PURCHASE SHARES--CLASS A SHARES."

CLASS B SHARES
Class B shares are sold without an initial sales charge, but are subject to a contingent deferred sales charge of up to 4% if redeemed within six years of purchase. Class B shares are also subject to a higher Rule 12b-1 fee than Class A shares. The Rule 12b-1 fee for Class B shares will be paid at an annual rate of 1% of the Fund's average daily net assets attributable to Class B shares. Class B shares will automatically convert to Class A shares at net asset value approximately eight years after purchase. Class B shares provide an investor the benefit of putting all of the investor's dollars to work from the time the investment is made but until conversion will have a higher expense ratio and pay lower dividends than Class A shares due to the higher Rule 12b-1 fee. See "How to Purchase Shares--Class B Shares."

CLASS C SHARES
Class C shares are sold without an initial sales charge but are subject to a contingent deferred sales charge of 1% if redeemed within one year of purchase. Class C shares are also subject to a higher Rule 12b-1 fee than Class A shares. The Rule 12b-1 fee for Class C shares will be paid at an annual rate of 1% of the Fund's average daily net assets attributable to Class C shares. Class C shares provide an investor the benefit of putting all of the investor's dollars to work from the time the investment is made, but will have a higher expense ratio and pay lower dividends than Class A shares due to the higher Rule 12b-1 fee. See "How to Purchase Shares--Class C Shares." Class C shares do not convert to any other class of shares.

         The decision as to which class of shares provides a more suitable investment for an investor depends on a number of factors, including the amount and intended length of the investment. Investors making investments that qualify for reduced sales charges might consider Class A shares. Other investors might consider Class B or Class C shares because all of the purchase price is invested immediately. Voyageur will treat orders for Class B shares for $250,000 or more as orders for Class A shares or such orders will be declined. Sales personnel may receive different compensation depending on which class of shares they sell.


FUND EXPENSES


TAX EFFICIENT EQUITY FUND                          CLASS A      CLASS B     CLASS C

SHAREHOLDER TRANSACTION EXPENSES
Maximum Sales Load Imposed on Purchases
(as a percentage of offering price)                  4.75%        N/A(2)       N/A(2)

Deferred Sales Load
(as a percentage of original purchase price
or redemption proceeds, as applicable)               1.00(1)     4.00%       1.00%(4)

ANNUAL FUND OPERATING EXPENSES
(as a percentage of average net assets)
    Management Fee (after voluntary fee waiver)(3)    .75         .75         .75
    Rule 12b-1 Fee                                    .25        1.00        1.00
    Other Expenses                                    .50         .50         .50
                                                    -----        ----        ----

Total Fund Operating Expenses
(after voluntary fee waiver)                         1.50%       2.25%       2.25%
                                                    =====        ====        ====

EXAMPLE
An investor in the Fund would pay the following expenses on a $1,000 investment assuming a 5% annual return and:

Redemption at the end of each period
1 Year                                                $62         $63         $33
3 Years                                                93         100          70

No redemption
1 Year                                                $62         $23         $23
3 Years                                                93          70          70


1 During the Initial Offering, no initial sales charge is imposed on sales of Class A shares, but a contingent deferred sales charge of 3% is imposed on redemptions within two years of purchase in the Initial Offering. In addition, after the Initial Offering a contingent deferred sales charge of up to 1% is imposed on certain redemptions of Class A shares that were purchased without an initial sales charge as part of an investment of $1 million or more. See "How to Purchase Shares--Class A Shares."

2 Class B and Class C shares are sold without a front-end sales charge, but their Rule 12b-1 fees may cause long term shareholders to pay more than the economic equivalent of the maximum permitted front-end sales charges.

3    The Fund's management fee without waivers would be 1%.

4 A contingent deferred sales load of 1% is imposed on redemptions of Class C shares within one year of purchase.

The purpose of the above Fund Expenses table is to assist the investor in understanding the various costs and expenses the investors in the Fund will bear directly or indirectly. THE EXAMPLES CONTAINED IN THE TABLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. Such information reflects voluntary fee waivers during fiscal 1997. After April 30, 1997, such fee waivers may be discontinued or modified by Voyageur in its sole discretion. The percentages set forth for the Fund which are included within the category "Other Expenses" are estimates. Absent voluntary fee waivers, Total Fund Operating Expenses as a percentage of average daily net assets would be 1.75% for Class A shares and 2.50% for Class B and Class C shares.



INVESTMENT OBJECTIVE AND POLICIES

INVESTMENT OBJECTIVE
The investment objective of the Fund is to obtain for taxable investors a high total return on an after-tax basis. The Fund will attempt to achieve this objective by seeking to provide a high long-term after-tax total return through managing its portfolio in a manner that will defer the realization of accrued capital gains and minimize dividend income.

INVESTMENT POLICIES
In normal circumstances, the Fund will invest at least 90% of its net assets in a widely diversified portfolio of common stocks, securities convertible into common stocks and instruments whose returns depend on stock market prices. Investments in securities convertible into common stocks will be made on the basis of the common stocks into which such securities are convertible, and not on the basis of the debt ratings of such securities. At least 65% of the Fund's total assets will be invested in equity securities (defined as common stocks and securities convertible into common stocks) in normal circumstances. An emphasis will be placed on non-dividend or lower-dividend paying common stocks of companies which the Adviser believes to have superior appreciation potential. The Fund may invest up to 10% of its total assets in foreign securities. See "Risk Factors and Special Considerations" below.

         Over time, common stock mutual funds generally accumulate capital gains as the securities in their portfolios appreciate. In most cases, the active management of these funds will involve a significant amount of portfolio security trading, leading to the realization of capital gains which will be taxable when distributed to fund shareholders. Primarily as result of these taxable capital gains distributions, the after-tax return to a taxable investor in the fund with even moderate portfolio turnover can be substantially lower than the pre-tax return. The Adviser believes that, in order to achieve the best possible after-tax return for taxable investors, investment strategies must be employed which will minimize portfolio turnover and postpone the realization of accrued capital gains.

         The Adviser intends to employ a trading strategy which will involve the use of options, futures contracts and other derivative products to hedge against anticipated market movements, rather than a more traditional strategy that would involve the purchase and sale of portfolio securities in anticipation of such movements. For example, using a more traditional trading strategy, if an investment adviser anticipated a market decline with respect to a particular group of portfolio stocks with significant unrealized gains, the adviser would sell the stocks, realize any gains and make a taxable distribution of such gains to shareholders. If market prices fall as anticipated, the fund will have avoided capital losses as a result of the fall in prices, but the fund will have incurred trading costs and investors will be taxed on the realized capital gains. In the event market prices rise, trading costs and tax consequences will be the same; however, the fund will have lost the opportunity to participate in the rising prices. Using the tax-sensitive trading strategy which the Adviser intends to employ, rather than sell the Fund's portfolio securities, the Adviser might, for example, buy a put option on the group of securities. If prices fall as anticipated, the decline in the value of the Fund's portfolio would be offset by the gain on the put options. Although this gain will be taxable, presumably the gain, and therefore the tax liability, will be significantly less than the gain that would have been realized had the Fund sold the underlying portfolio securities. The Fund will not incur trading costs, but will pay a premium for purchase of the put option. In the event prices rise, the Fund will be in a significantly better position than had the underlying securities been sold. Although the Fund will have lost the premium it paid for the option, the Fund will participate fully in the rising stock prices and will have deferred the realization of capital gains (and the resulting tax liability of shareholders).

         Some realization of capital gains will, of course, be inevitable. For example, portfolio securities must be sold as they mature in order to avoid negative growth. In addition, merger and acquisition activities in the marketplace will result in unavoidable sales of portfolio securities. The Adviser will attempt to minimize such capital gains to the extent possible by, for example, realizing accrued losses in the portfolio to offset such gains. The effect of the required sale of any particular holding will also be minimized by maintaining a widely diversified portfolio.

         In employing the investment strategy described above, the Fund may invest in various derivative instruments whose return depends on the prices of common stocks. These may include debt securities whose prices or interest rates are indexed to the return of a particular stock index, including a foreign stock index ("indexed securities"), swap agreements linked to a stock index or group of common stocks, option and futures contracts. The Fund may also lend its portfolio securities and sell its portfolio securities short. See "Investment Techniques" for a description of these investment practices.

         In normal conditions, the Adviser will attempt to invest as much of the Fund's assets as is practical in common stocks, securities convertible into common stocks and instruments whose returns depend on stock market prices. However, the Fund may invest temporarily in certain short-term fixed-income securities. Such securities may be used to invest uncommitted cash balances or to maintain liquidity to meet shareholder redemptions. These securities include obligations of the U.S. Government and its agencies or instrumentalities, commercial paper, bank certificates of deposit and bankers' acceptances, and repurchase agreements. The Fund may invest in these securities without limitation if the Adviser believes that market conditions warrant a temporary defensive posture.

         As a mutual fund investing primarily in common stocks, the Fund is subject to market risk--i.e., the possibility that common stock prices will decline over short or even extended periods. The U.S. stock markets tend to be cyclical, with periods when stock prices generally rise and periods when prices generally decline. The fund is not designed as a short-term investment vehicle. Total return to shareholders is expected to be derived primarily from accrued capital gains and dividend income from the Fund is expected to be minimal. In addition, because the Fund is designed to maximize after-tax total return, the Fund may not be a suitable investment for tax-exempt investors. On an informal basis, the Adviser may compare the total return of the Fund to the total return of a broad based securities index, currently expected to be the "S&P 500", with a view toward achieving after-tax total returns of the Fund in excess of the pre-tax total returns of such securities index. However, no assurance of achieving such total returns can be given. Securities indices are unmanaged and hence do not incur expenses while the Fund is subject to investment management and other expenses as set forth herein.

INVESTMENT TECHNIQUES
ILLIQUID SECURITIES
The Fund is authorized to invest up to 15% of its net assets in illiquid securities, which are securities that cannot be disposed of by the Fund within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities. The Fund may invest in non-publicly traded securities (commonly referred to as "restricted securities"), which are securities that are subject to contractual or legal restrictions on transfer. Restricted securities include securities that are not registered under the Securities Act of 1933, as amended (the "1933 Act"), but that can be sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act ("Rule 144A Securities"). Thus, restricted securities are not necessarily illiquid. The Fund's investments in restricted securities will be considered liquid only if the Adviser determines that they are liquid under guidelines established by the Company's Board of Directors.

INDEXED SECURITIES
Indexed securities include commercial paper, certificates of deposit and other fixed-income securities whose values at maturity or coupon interest rates are determined by reference to the return of a particular stock index or group of stocks. Indexed securities can be affected by changes in interest rates and the creditworthiness of their issuers as well as stock prices and may not track market returns as accurately as direct investments in common stocks.

         Indexed securities in which the Fund may invest include Foreign Index Linked Instruments. Foreign Index Linked Instruments are fixed-income securities which are issued by U.S. issuers (including U.S. subsidiaries of foreign issuers) and are denominated in U.S. dollars but return principal and/or pay interest to investors in amounts which are linked to the level of a particular foreign index. A foreign index may be based upon the exchange rate of a particular currency or currencies or the differential between two currencies, or the level of interest rates in a particular country or countries, or the differential in interest rates between particular countries. In the case of Foreign Index Linked Instruments linking the principal amount to a foreign index, the amount of principal payable by the issuer at maturity will increase or decrease in response to changes in the level of the foreign index during the term of the Foreign Index Linked Instrument. In the case of Foreign Index Linked Instruments linking the interest component to a foreign index, the amount of interest payable will adjust periodically in response to changes in the level of the foreign index during the term of the Foreign Index Linked Instrument. Foreign Index Linked Instruments may be issued by a U.S. governmental agency or instrumentality or by a private issuer.

SWAP AGREEMENTS
Swap agreements typically involve a commitment by the Fund to pay specified amounts (such as fixed or floating interest rates) at regular intervals in return for all or a portion of the investment return of a particular stock index or group of stocks. As with stock index options and futures (discussed below), swap agreements provide exposure to the stock market, but may not track market returns as accurately as direct investments in common stocks. In addition, the Fund typically depends on the credit of a single counterparty when investing in a swap agreement, and may suffer a loss irrespective of the value of the underlying index if the counterparty's credit declines. The Fund will usually enter into swap agreements on a net basis, i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each swap agreement will be accrued on a daily basis, and an amount of cash, U.S. Government securities or other liquid high-grade debt securities having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the Fund's custodian. If the Fund enters into a swap agreement on other than a net basis, the Fund will maintain a segregated account in the full amount, accrued on a daily basis, of the Fund's obligations with respect to the swap.

INVESTMENTS IN OTHER INVESTMENT COMPANIES
As a means of regulating the Fund's exposure to the equity markets, the Fund may invest to the extent permitted by law in securities issued by other registered investment companies, including those traded on securities exchanges, that invest principally in securities in which the Fund is authorized to invest. Currently under the Investment Company Act of 1940, as amended (the "1940 Act"), the Fund may invest a maximum of 10% of its total assets in the securities of other investment companies. In addition, under the 1940 Act, not more than 5% of the Fund's total assets may be invested in the securities of any one investment company, and the Fund may not own more than 3% of the outstanding securities of any investment company.

REPURCHASE AGREEMENTS
The Fund may engage in repurchase agreement transactions with respect to instruments in which the Fund is authorized to invest. Although the amount of the Fund's assets that may be invested in repurchase agreements terminable in less than seven days is not limited, repurchase agreements maturing in more than seven days, together with other illiquid securities, will not exceed 15% of the Fund's net assets. The Fund will engage in repurchase agreement transactions, which are in the nature of secured loans by the Fund, with certain member banks of the Federal Reserve System and with certain recognized securities dealers. The Fund will only engage in repurchase agreements with banks and dealers determined to present minimal credit risk by Voyageur under the direction and supervision of the Board of Directors. In addition, Voyageur will monitor such creditworthiness on an ongoing basis. Under the terms of a typical repurchase agreement, the Fund would acquire an underlying debt obligation for a relatively short period (usually not more than seven days) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the securities underlying a repurchase agreement of the Fund is monitored on an ongoing basis by Voyageur to ensure that the value is at least equal at all times to the total amount of the repurchase obligation, including interest.

WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES
To secure prices deemed advantageous at a particular time, the Fund may purchase securities on a when-issued or delayed-delivery basis, in which case delivery of the securities occurs beyond the normal settlement period; payment for or delivery of the securities would be made prior to the reciprocal delivery or payment by the other party to the transaction. The Fund will enter into when-issued or delayed-delivery transactions for the purpose of acquiring securities and not for the purpose of leverage. When-issued securities purchased by the Fund may include securities purchased on a "when, as and if issued" basis under which the issuance of the securities depends on the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring. The Fund will establish with its custodian, or with a designated sub-custodian, a segregated account consisting of cash, government securities or other liquid high-grade debt obligations in an amount equal to the amount of its when-issued or delayed-delivery purchase commitments.

HEDGING TRANSACTIONS
The Fund may write covered call options and secured put options and purchase call and put options on securities and security indices. The Fund may also engage in transactions in financial futures contracts and related options for hedging purposes. These investment techniques and the related risks are summarized below and are described in more detail in the Statement of Additional Information.

WRITING (SELLING) CALL AND PUT OPTIONS
A call option on a security, security index or a foreign currency gives the purchaser of the option, in return for the premium paid to the writer (seller), the right to buy the underlying security, index or foreign currency at the exercise price at any time during the option period. Upon exercise by the purchaser, the writer of a call option on an individual security or foreign currency has the obligation to sell the underlying security or currency at the exercise price. A call option on a securities index is similar to a call option on an individual security, except that the value of the option depends on the weighted value of the group of securities comprising the index and all settlements are made in cash. A call option may be terminated by the writer (seller) by entering into a closing purchase transaction in which it purchases an option of the same series as the option previously written.

         A put option on a security, security index, or foreign currency gives the purchaser of the option, in return for the premium paid to the writer (seller), the right to sell the underlying security, index, or foreign currency at the exercise price at any time during the option period.

         Upon exercise by the purchaser, the writer of a put option has the obligation to purchase the underlying security or foreign currency at the exercise price. A put option on a securities index is similar to a put option on an individual security, except that the value of the option depends on the weighted value of the group of securities comprising the index and all settlements are made in cash.

         Call options may be written on portfolio securities, securities indices, or foreign currencies. Call options on portfolio securities will be covered since the Fund will own the underlying securities. Call options on securities indices will be written only to hedge, in an economically appropriate way, portfolio securities which are not otherwise hedged with options or financial futures contracts and will be "covered" by segregating or pledging to a broker as collateral for the option the specific portfolio securities being hedged. Options on foreign currencies will be covered by securities denominated in that currency. Options on securities indices will be covered by securities that substantially replicate the movement of the index.

         The Fund may write call and put options in order to obtain a return on its investments from the premiums received and will retain the premiums whether or not the options are exercised. The risk involved in writing a put option is that there could be a decrease in the market value of the underlying security caused by rising interest rates or other factors. If this occurred, the option could be exercised and the underlying security would then be sold to the Fund at a higher price than its current market value. The risk involved in writing a call option is that there could be an increase in the market value of the underlying security. If this occurred, the option could be exercised and the underlying security would then be sold by the Fund at a lower price than its current market value. These risks could be reduced by entering into a closing transaction.

         Over-the-counter options are purchased or written by the Fund in privately negotiated transactions. Such OTC options may include options on indices of securities representing various market segments. Such options are generally considered illiquid and it may not be possible for the Fund to dispose of an option it has purchased or terminate its obligations under an option it has written at a time when Voyageur believes it would be advantageous to do so.

PURCHASING CALL AND PUT OPTIONS, WARRANTS AND STOCK RIGHTS
The Fund may invest in call and put options on securities and securities indices. Purchases of such options may be made for the purpose of hedging against changes in the market value of the underlying securities or foreign currencies. The Fund may invest in call and put options whenever, in the opinion of Voyageur, a hedging transaction is consistent with its investment objective. The Fund may sell a call option or a put option which it has previously purchased prior to the purchase (in the case of a call) or the sale (in the case of a put) of the underlying security or foreign currency. Any such sale would result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the call or put which is sold. Purchasing a call or put option involves the risk that the Fund may lose the premium it paid plus transaction costs.

         Warrants and stock rights are almost identical to call options in their nature, use and effect except that they are issued by the issuer of the underlying security rather than an option writer, and they generally have longer expiration dates than call options.

FINANCIAL FUTURES AND RELATED OPTIONS
The Fund may enter into financial futures contracts and related options as a hedge against anticipated changes in the market value of its portfolio securities or securities which it intends to purchase or in the exchange rate of foreign currencies. Hedging is the initiation of an off-setting position in the futures market which is intended to minimize the risk associated with a position's underlying securities in the cash market.

         Financial futures contracts consist of interest rate futures contracts, foreign currency futures contracts and securities index futures contracts. An interest rate futures contract obligates the seller of the contract to deliver, and the purchaser to take delivery of, the interest rate securities called for in the contract at a specified future time and at a specified price. A securities index assigns relative values to the securities included in the index, and the index fluctuates with changes in the market values of the securities so included. A securities index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the close of the last trading day of the contract and the price at which the futures contract is originally struck. An option on a financial futures contract gives the purchaser the right to assume a position in the contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option.

         The Fund may purchase and sell financial futures contracts which are traded on a recognized exchange or board of trade and may purchase exchange or board-traded put and call options on financial futures contracts. The Fund will engage in transactions in financial futures contracts and related options only for hedging purposes and not for speculation, and will do so in accordance with the rules and regulations of the Commodity Futures Trading Commission. At the time of purchase of a futures contract or a call option on a futures contract, an amount of cash, U.S. Government securities or other appropriate high-grade debt obligations equal to the market value of the futures contract, minus the Fund's initial margin deposit with respect thereto, will be deposited in a segregated account with the Fund's custodian bank to collateralize fully the position. The extent to which the Fund may enter into financial futures contracts and related options may also be limited by requirements of the Internal Revenue Code of 1986 for qualification as a regulated investment company. See "Distributions to Shareholders and Taxes" in the Statement of Additional Information.

INVESTMENT RESTRICTIONS
Unless otherwise stated, the investment policies, techniques and strategies discussed above represent "non-fundamental" policies of the Fund and may be changed by action of the Board of Directors. The Fund has also adopted certain fundamental investment restrictions. These fundamental restrictions and the Fund's investment objective may be changed only with the approval of a majority of the respective Fund's outstanding voting securities, as defined in the 1940 Act. Included among the Fund's fundamental restrictions are the following:

1. The Fund will not borrow money, except that the Fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests and cash payments of dividends and distributions that might otherwise require the untimely disposition of securities, in an amount not to exceed 20% of the value of the Fund's total assets (including the amount borrowed) valued at market less liabilities (not including the amount borrowed) at the time the borrowing is made. Whenever borrowings exceed 5% of the value of the total assets of the Fund, the Fund will not make any additional investments.

2. The Fund will not invest 25% or more of the value of its total assets in securities of issuers in any one industry. For purposes of this restriction, the term industry will be deemed to include the government of any country other than the United States, but not the U.S. Government.

         Certain other fundamental and non-fundamental investment restrictions adopted by the Fund is described in the Statement of Additional Information.

         The Fund intends to operate as a "diversified" management investment company, as defined in the 1940 Act, which means that at least 75% of its total assets must be represented by cash and cash items (including receivables), government securities, securities of other investment companies, and other securities for the purposes of this calculation limited in respect of any one issuer to an amount not greater in value than 5% of the value of total assets of the Fund and to not more than 10% of the outstanding voting securities of such issuer.


RISK FACTORS AND SPECIAL CONSIDERATIONS

Investing in the Fund involves risks and special considerations, such as described below:

GENERAL
An investment in shares of the Fund should not be considered to be a complete investment program. The value of the Fund's investments, and as a result the net asset value of the Fund's shares, will fluctuate in response to changes in the market and economic conditions as well as the financial condition and prospects of issuers in which the Fund invests. Because of the risks associated with the Fund's investments, the Fund is intended to be a long term investment vehicle and is not designed to provide investors with a means of speculating on short-term stock market movements. While the Fund may compare its total returns for benchmarking purposes to the total returns of broad based securities indices such as the "S&P 500", the Fund is not managed to replicate the securities contained in such indices and therefore may achieve returns which are less than or greater than such indices.

NON-PUBLICLY TRADED AND ILLIQUID SECURITIES
Non-publicly traded securities may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund. In addition, companies whose securities are not publicly traded are not subject to the disclosure and other investor protection requirements that may be applicable if their securities were publicly traded. The Fund's investments in illiquid securities are subject to the risk that should the Fund desire to sell any of these securities when a ready buyer is not available at a price representative of their value, the value of the Fund's net assets could be adversely affected.

RULE 144A SECURITIES
Certain Rule 144A Securities may be considered illiquid and, therefore, subject to the Fund's limitation on the purchase of illiquid securities, unless Voyageur, subject to the supervision of the Board of Directors, determines on an ongoing basis that an adequate trading market exists for the Rule 144A Securities. The Fund's purchase of Rule 144A Securities could have the effect of increasing the level of illiquidity in the Fund to the extent that qualified institutional buyers become uninterested for a time in purchasing Rule 144A Securities held by the Fund. The Board of Directors will establish standards and procedures for determining the liquidity of a Rule 144A Security and will monitor implementation of the standards and procedures.

INVESTMENTS IN OTHER INVESTMENT COMPANIES
To the extent the Fund invests in other investment companies, the Fund's shareholders will incur certain duplicative fees and expenses, including investment adviser fees. Exchange traded investment company securities typically trade at prices that differ from the company's net asset value per share and often trade at a discount to net asset value. The Fund will purchase exchange traded investment company securities only in the secondary market and not in an initial offering.

REPURCHASE AGREEMENTS
In entering into a repurchase agreement, the Fund bears a risk of loss in the event that the other party to the transaction defaults on its obligations and the Fund is delayed or prevented from exercising its rights to dispose of the underlying securities, including the risk of a possible decline in the value of the underlying securities during the period in which the Fund seeks to assert its rights to them, the risk of incurring expenses associated with asserting those rights and the risk of losing all or a part of the income from the agreement.

WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES
Securities purchased on a when-issued or delayed-delivery basis may expose the Fund to risk because the securities may experience fluctuations in value prior to their actual delivery. Purchasing securities on a when-issued or delayed-delivery basis can involve the additional risk that the return available in the market when the delivery takes place may be higher than that applicable at the time of the purchase. This characteristic of when-issued and delayed-delivery securities could result in exaggerated movements in the Fund's net asset value.

OPTIONS
Participation in the options market involves investment risks and transaction costs to which the Fund would not be subject absent the use of this strategy. If predictions of movements in the direction of the securities and interest rate markets are inaccurate, the adverse consequences to the Fund may leave the Fund in a worse position than if such strategy was not used. Risks inherent in the use of options include (a) dependence on the ability of Voyageur as the case may be, to predict correctly movements in the direction of interest rates and securities prices; (b) imperfect correlation between the price of options and movements in the prices of the securities being hedged; (c) the fact that the skills needed to use these strategies are different from those needed to select portfolio securities; (d) the possible absence of a liquid secondary market for any particular instrument at any time; and (e) the possible need to defer closing out certain hedged positions to avoid adverse tax consequences. See "Investment Policies and Restrictions--Investment Techniques and Strategies" and "Distributions to Shareholders and Taxes" in the Statement of Additional Information for further discussion. Because option premiums paid by the Fund are small in relation to the market value of the investments underlying the options, buying options can result in large amounts of leverage. The leverage offered by trading in options could cause the Fund's net asset value to be subject to more frequent and wider fluctuations than would be the case if the Fund did not invest in options.

FUTURES
Engaging in transactions in financial futures contracts involves certain risks, such as the possibility of an imperfect correlation between futures market prices and cash market prices and the possibility that Voyageur could be incorrect in its expectations as to the direction or extent of various interest rate movements or foreign currency exchange rates, in which case the Fund's return might have been greater had hedging not taken place. There is also the risk that a liquid secondary market may not exist. The risk in purchasing an option on a financial futures contract is that the Fund will lose the premium it paid. Also, there may be circumstances when the purchase of an option on a financial futures contract would result in a loss to the Fund while the purchase or sale of the contract would not have resulted in a loss.

FOREIGN SECURITIES
The Fund may invest up to 10% of its total assets in foreign securities. There are substantial and different risks involved in investing in foreign securities. An investor should consider these risks carefully. For example, there is generally less publicly available information about foreign companies than is available about companies in the U.S. Foreign companies are not subject to uniform audit and financial reporting standards, practices and requirements comparable to those in the U.S. Foreign securities involve currency risks. The U.S. dollar value of a foreign security tends to decrease when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar falls against such currency.

         There is also the possibility of adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitations on the removal of funds or other assets, political or social instability, or diplomatic developments which could adversely affect investments, assets or securities transactions of the Fund in some foreign countries. The Fund is not aware of any investment or exchange control regulations which might substantially impair their operations as described, although this could change at any time.

         The dividends and interest payable on certain foreign securities may be subject to foreign withholding taxes, thus reducing the net amount available for distribution to the Fund's shareholders.

         Foreign Index Linked Instruments may offer higher yields than comparable securities linked to purely domestic indices but also may be more volatile. Foreign Index Linked Instruments are relatively recent innovations for which the market has not yet been fully developed and, accordingly, they typically are less liquid than comparable securities linked to purely domestic indices. In addition, the value of Foreign Index Linked Instruments will be affected by fluctuations in foreign exchange rates or in foreign interest rates. If the Adviser is incorrect in its prediction as to the movements in the direction of particular foreign currencies or foreign interest rates, the return realized by the Fund on a Foreign Index Linked Instrument may be lower than if the Fund had invested in a similarly rated domestic security. The skills needed to predict foreign currency and foreign interest rates are different from those needed to select domestic portfolio securities. Foreign currency gains and losses with respect to Foreign Index Linked Instruments may affect the amount and timing of income recognized by the Fund. The Fund will invest no more than 5% of its total assets in Foreign Index Linked Instruments.



HOW TO PURCHASE SHARES

ALTERNATIVE PURCHASE ARRANGEMENTS
The Fund offers investors the choice among three classes of shares which offer different sales charges and bear different expenses. These alternatives permit an investor to choose the method of purchasing shares that is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares and other circumstances. Page two of the Prospectus contains a summary of these alternative purchase arrangements.

         A broker-dealer may receive different levels of compensation depending on which class of shares is sold. In addition, Voyageur Fund Distributors, Inc., the Fund's principal underwriter (the "Underwriter"), from time to time pays certain additional cash incentives of up to $100 and/or non cash incentives such as vacations or merchandise to its investment executives and other broker-dealers and financial institutions in consideration of their sales of Fund shares. In some instances, the Underwriter pays other incentives not to exceed 1.25% of the Fund's net assets (such as payments related to retention of shares sold by a particular broker-dealer or financial institution for a specified period of time), will be made available only to selected broker-dealers and financial institutions, who meet certain objective standards developed by the Underwriter, to the exclusion of other broker-dealers and financial institutions who do not meet such criteria.

GENERAL PURCHASE INFORMATION
The minimum initial investment in the Fund is $1,000, and the minimum additional investment is $100. The Fund's shares may be purchased at the public offering price from the Underwriter, from other broker-dealers who are members of the National Association of Securities Dealers, Inc. and who have selling agreements with the Underwriter, and from certain financial institutions that have selling agreements with the Underwriter.

         When orders are placed for shares of the Fund, the public offering price used for the purchase will be the net asset value per share next determined, plus the applicable sales charge, if any. If an order is placed with the Underwriter or other broker-dealer, the broker-dealer is responsible for promptly transmitting the order to the Fund. The Fund reserves the right, in its absolute discretion, to reject any order for the purchase of its shares.

         Shares of the Fund may be purchased by opening an account either by mail or by phone. An order will be deemed to have been placed at the time that payment is received. If payment is made by check, payment is considered received on the day the check is received if the check is drawn upon a member bank of the Federal Reserve System within the Ninth Federal Reserve District (Michigan's Upper Peninsula, Minnesota, Montana, North Dakota, South Dakota and northwestern Wisconsin). In the case of other checks, payment is considered received when the check is converted into "Federal Funds," i.e., monies of member banks within the Federal Reserve System that are on deposit at a Federal Reserve Bank, normally within two days after receipt.

         An investor who may be interested in having shares redeemed shortly after purchase should consider making unconditional payment by certified check, by transmitting Federal Funds by wire or other means approved in advance by the Underwriter. Payment of redemption proceeds may be delayed for up to 15 days from the payment date to verify by expeditious means that the purchase payment has been or will be collected.

AUTOMATIC INVESTMENT PLAN
Investors may make systematic investments in fixed amounts automatically on a monthly basis through the Fund's Automatic Investment Plan. Additional information is available from the Underwriter by calling 800-545-3863.

PURCHASES BY MAIL
To open an account by mail, complete the general authorization form attached to this Prospectus, designate an investment dealer or other financial institution on the form, and mail it, along with a check payable to the Fund, to:

                                     NW 9369
                                  P.O. BOX 1450
                           MINNEAPOLIS, MN 55485-9369

PURCHASES BY TELEPHONE
To open an account by telephone, call 612-376-7014 or 800-545-3863 to obtain an account number and instructions. Information concerning the account will be taken over the phone. The investor must then request a commercial bank with which he or she has an account and which is a member of the Federal Reserve System to transmit Federal Funds by wire to the appropriate Fund as follows:

                  NORWEST BANK MINNESOTA, N.A., ABA #091000019
                FOR CREDIT OF: VOYAGEUR TAX EFFICIENT EQUITY FUND
                          CHECKING ACCOUNT NO.: 872-458
                     ACCOUNT NUMBER: (ASSIGNED BY TELEPHONE)

         Information on how to transmit Federal Funds by wire is available at any national bank or any state bank that is a member of the Federal Reserve System. The bank may charge the shareholder for the wire transfer. If the phone order and Federal Funds are received before the close of trading on the Exchange, the order will be deemed to become effective at that time. Otherwise, the order will be deemed to become effective as of the close of trading on the Exchange on the next day the Exchange is open for trading. The investor will be required to complete the general authorization form attached to this Prospectus and mail it to the Fund after making the initial telephone purchase.

CLASS A SHARES--FRONT END SALES CHARGE ALTERNATIVE
During the introductory offering period (the "Initial Offering") of the Fund, Class A shares may be purchased without a sales charge. Such Class A shares purchased in the Initial Offering will be subject to a contingent deferred sales charge of 3% if redeemed within two years of purchase. The Initial Offering period shall commence on the date of this prospectus and continue until the earlier of December 31, 1997 or total assets of the Fund reach $100 million. A broker may receive a concession of 2.5% on sales of Class A shares during the Initial Offering. The .25% Rule 12b-1 fee applicable to Class A shares will be assessed and paid to the Underwriter during the Initial Offering. After the Initial Offering, the public offering price of Class A shares of the Fund is the net asset value of the Fund's shares plus the applicable front end sales charge ("FESC"), which will vary with the size of the purchase. The Fund receives the net asset value. The FESC varies depending on the size of the purchase and is allocated between the Underwriter and other broker-dealers.

The current sales charges are:


--------------------------------------------------------------------------------------------
                                        SALES CHARGE       SALES CHARGE    DEALER DISCOUNT
                                          AS % OF             AS % OF          AS % OF
AMOUNT OF PURCHASE                    NET ASSET VALUE     OFFERING PRICE   OFFERING PRICE(1)
--------------------------------------------------------------------------------------------
Less than $50,000                           4.99%              4.75%             4.25%
$50,000 but less than $100,000              4.71               4.50              4.00
$100,000 but less than $250,000             3.90               3.50              3.25
$250,000 but less than $500,000             2.83               2.75              2.50
$500,000 but less than $1,000,000           2.30               1.75              1.75
$1,000,000 or more(2)                       NAV(3)             NAV(3)            1.00(2)
------------------------------------------------------------------------------------------

1 Brokers and dealers who receive 90% or more of the sales charge may be considered to be underwriters under the Securities Act of 1933, as amended.
2 The Underwriter intends to pay its investment executives and other broker-dealers and banks that sell Fund shares, out of its own assets, a fee of 1% of the offering price of sales of $1,000,000 or more, other than on sales not subject to a contingent deferred sales charge.
3 Purchases of $1,000,000 or more may be subject to a contingent deferred sales charge at the time of redemption. See "--Contingent Deferred Sales Charge."

         In connection with the distribution of the Fund's Class A shares, the Underwriter is deemed to receive all applicable sales charges. The Underwriter, in turn, pays its investment executives and other broker-dealers selling such shares a "dealer discount," as set forth above. In the event that shares are purchased by a financial institution acting as agent for its customers, the Underwriter or the broker-dealer with whom such order was placed may pay all or part of its dealer discount to such financial institution in accordance with agreements between such parties.

SPECIAL PURCHASE PLANS--REDUCED SALES CHARGES
Certain investors (or groups of investors) may qualify for reductions in the sales charges shown above. Investors should contact their broker-dealer or the Fund for details about the Combined Purchase Privilege, Cumulative Quantity Discount and Letter of Intention plans. Descriptions are also included with the general authorization form and in the Statement of Additional Information. These special purchase plans may be amended or eliminated at any time by the Underwriter without notice to existing Fund shareholders.

RULE 12b-1 FEES
Class A shares are subject to a Rule 12b-1 fee payable at an annual rate of .25% of the average daily net assets of the Fund attributable to Class A shares. All or a portion of such fees are paid quarterly to financial institutions and service providers with respect to average daily net assets of the Fund attributable to shares sold or serviced by such institutions and service providers. For additional information about this fee, see "Management--Plan of Distribution" below.

CONTINGENT DEFERRED SALES CHARGES
Although there is no initial sales charge on purchases of Class A shares of $1,000,000 or more, the Underwriter pays investment dealers out of its own assets, a fee of 1% of the offering price of such shares. If these shares are redeemed within two years after purchase, the redemption proceeds will be reduced by a contingent deferred sales charge ("CDSC") of 1%. For additional information, see "How to Sell Shares--Contingent Deferred Sales Charge."

WAIVER OF SALES CHARGES
A limited group of institutional and other investors may qualify to purchase Class A shares at net asset value, with no sales charge at the time of purchase and no contingent deferred sales charge at redemption. The investors qualifying to purchase such shares are: (a) officers and directors of the Fund; (b) officers, directors and full-time employees of Dougherty Financial Group, Inc. ("DFG") and Pohlad Companies, and officers, directors and full-time employees of parents and subsidiaries of the foregoing companies; (c) officers, directors and full-time employees of investment advisers of other mutual funds subject to a sales charge and included in any other family of mutual funds that includes any Voyageur Fund as a member ("Other Load Funds"), and officers, directors and full-time employees of parents, subsidiaries and corporate affiliates of such investment advisers; (d) spouses and lineal ancestors and descendants of the officers, directors/trustees and employees referenced in clauses (a), (b) and
(c), and lineal ancestors and descendants of their spouses; (e) investment executives and other employees of banks and dealers that have selling agreements with the Underwriter and parents, spouses and children under the age of 21 of such investment executives and other employees; (f) trust companies and bank trust departments for funds held in a fiduciary, agency, advisory, custodial or similar capacity; (g) any state or any political subdivision thereof or any instrumentality, department, authority or agency of any state or political subdivision thereof; (h) partners and full-time employees of the Fund's counsel;
(i) managed account clients of Voyageur, clients of investment advisers affiliated with Voyageur and other registered investment advisers and their clients (the Fund may be available through a broker-dealer which charges a transaction fee for purchases and sales) and (j) "wrap accounts" for the benefit of clients of financial planners adhering to certain standards established by Voyageur.

         Class A shares will also be issued at net asset value, without a front-end or deferred sales charge, if the purchase of such shares is funded by the proceeds from the redemption of shares of any unrelated open-end investment company that charges an FESC, and, in certain circumstances, a CDSC. In order to exercise this privilege, the purchase order must be received by the Fund within 60 days after the redemption of shares of the unrelated investment company.

CLASS B SHARES--CONTINGENT DEFERRED SALES CHARGE ALTERNATIVE
The public offering price of Class B shares of the Fund is the net asset value of the Fund's shares. Class B shares are sold without an initial sales charge so that the Fund receives the full amount of the investor's purchase. However, a CDSC of up to 4% will be imposed if shares are redeemed within six years of purchase. For additional information, see "How to Sell Shares--Contingent Deferred Sales Charge." In addition, Class B shares are subject to higher Rule 12b-1 fees as described below. The CDSC will depend on the number of years since the purchase was made, according to the following table:

                                    CDSC AS A % OF
CDSC PERIOD                       AMOUNT REDEEMED(1)
------------------------------------------------------
1st year after purchase                   4%
2nd year after purchase                   4
3rd year after purchase                   3
4th year after purchase                   3
5th year after purchase                   2
6th year after purchase                   1
Thereafter                                0
------------------------------------------------------

1 The CDSC will be calculated on an amount equal to the lesser of the net asset value of the shares at the time of purchase or the net asset value at the time of redemption.

         Proceeds from the CDSC are paid to the Underwriter and are used to defray expenses of the Underwriter related to providing distribution-related services to the Fund in connection with the sale of Class B shares, such as the payment of compensation to selected broker-dealers and for selling Class B shares. The combination of the CDSC and the Rule 12b-1 fee enables the Fund to sell the Class B shares without deduction of a sales charge at the time of purchase. Although Class B shares are sold without an initial sales charge, the Underwriter pays to broker-dealers who sell Class B shares a sales commission equal to 4% of the amount invested and an ongoing annual servicing fee of .25% (paid quarterly) calculated on the net assets attributable to sales made by such broker-dealers.

RULE 12b-1 FEES
Class B shares are subject to a Rule 12b-1 fee payable at an annual rate of 1% of the average daily net assets of the Fund attributable to Class B shares. The higher 12b-1 fee will cause Class B shares to have a higher expense ratio and to pay lower dividends than Class A shares. For additional information about this fee, see "Fund Expenses" and "Management--Plan of Distribution."

CONVERSION FEATURES
On the first business day of the month eight years after the purchase date, Class B shares will automatically convert to Class A shares and will no longer be subject to a higher Rule 12b-1 fee. Such conversion will be on the basis of the relative net asset values of the two classes. Class A shares issued upon such conversion will not be subject to any FESC or CDSC. Class B shares acquired by exchange from Class B shares of another Voyageur Fund will convert into Class A shares based on the time of the initial purchase. Similarly, Class B shares acquired by exercise of the Reinstatement Privilege will convert into Class A shares based on the time of the original purchase of Class B shares. See "Reinstatement Privilege." Class B shares acquired through reinvestment of distributions will convert into Class A shares based on the date of issuance of such shares.

CLASS C SHARES--LEVEL LOAD ALTERNATIVE
The public offering price of Class C shares of the Fund is the net asset value of such shares. Class C shares are sold without an initial sales charge so that the Fund receives the full amount of the investor's purchase. However, a CDSC of 1% will be imposed if shares are redeemed within one year of purchase. For additional information, see "How to Sell Shares--Contingent Deferred Sales Charge." In addition, Class C shares are subject to higher annual Rule 12b-1 fees as described below.

RULE 12b-1 FEES
Class C shares are subject to a Rule 12b-1 fee payable at an annual rate of 1% of the average daily net assets of the Fund attributable to Class C shares. The higher Rule 12b-1 fee will cause Class C shares to have a higher expense ratio and to pay lower dividends than Class A shares. For additional information about this fee, see "Fund Expenses" and "Management--Plan of Distribution."

         Proceeds from the CDSC are paid to the Underwriter and are used to defray expenses of the Underwriter related to providing distribution-related services to the Fund in connection with the sale of Class C shares, such as the payment of compensation to selected broker-dealers and for selling Class C shares. The combination of the CDSC and the Rule 12b-1 fee enables the Fund to sell the Class C shares without deduction of a sales charge at the time of purchase. Although Class C shares are sold without an initial sales charge, the Underwriter pays to broker-dealers who sell Class C shares a sales commission equal to 1% of the amount invested and an ongoing annual fee of .75% (paid quarterly commencing in the thirteenth month after the sale of such shares) calculated on the net assets attributable to sales made by such broker-dealers.


HOW TO SELL SHARES

The Fund will redeem its shares in cash at the net asset value next determined after receipt by the Fund of a shareholder's written request for redemption in good order (see below). If shares for which payment has been collected are redeemed, payment must be made within seven days. The Fund may suspend this right of redemption and may postpone payment only when the Exchange is closed for other than customary weekends or holidays, or if permitted by the rules of the Securities and Exchange Commission during periods when trading on the Exchange is restricted or during any emergency which makes it impracticable for the Fund to dispose of its securities or to determine fairly the value of its net assets or during any other period permitted by order of the Commission for the protection of investors.

         The Fund reserves the right and currently plans to redeem Fund shares and mail the proceeds to the shareholder if at any time the value of Fund shares in the account falls below a specified value, currently set at $250, as a result of a redemption or exchange request. Shareholders will be notified and will have 60 days to bring the account up to the required value before any redemption action will be taken by the Fund.

CONTINGENT DEFERRED SALES CHARGES
The CDSC will be calculated on an amount equal to the lesser of the net asset value of the shares at the time of purchase or their net asset value at the time of redemption. No charge will be imposed on increases in net asset value above the initial purchase price. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions.

         In determining whether a CDSC is payable with respect to any redemption, the Fund will calculate such CDSC in the manner that results in the lowest rate being charged. Therefore, it will be assumed that shares that are not subject to the CDSC are redeemed first, shares subject to the lowest level of CDSC are redeemed next and so forth. If a shareholder owns Class A and either Class B or Class C, then absent a shareholder choice to the contrary, Class B or Class C shares not subject to a CDSC will be redeemed in full prior to any redemption of Class A shares not subject to a CDSC.

         The CDSC does not apply to: (a) redemptions of Class B shares in connection with the automatic conversion to Class A shares (b) redemptions of shares when the Fund exercises its right to liquidate accounts which are less than the minimum account size and (c) redemptions in the event of the death or disability of the shareholder within the meaning of Section 72(m)(7) of the Internal Revenue Code.

         If a shareholder exchanges Class A, Class B or Class C shares subject to a CDSC for Class A, Class B or Class C shares, respectively, of a different Voyageur Fund, the transaction will not be subject to a CDSC. However, when shares acquired through the exchange are redeemed, the shareholder will be treated as if no exchange took place for the purpose of determining the CDSC. Fund shares are exchangeable for shares of any money market fund available through Voyageur. No CDSC will be imposed at the time of any such exchange; however, the shares acquired in any such exchange will remain subject to the CDSC and the period during which such shares represent shares of the money market fund will not be included in determining how long the shares have been held. Any CDSC due upon a redemption of Fund shares will be reduced by the amount of any Rule 12b-1 payments made by such money market fund with respect to such shares.

         The Underwriter, upon notification, intends to provide, out of its own assets, a pro rata refund of any CDSC paid in connection with a redemption of Class A, Class B or Class C shares of the Fund (by crediting such refunded CDSC to such shareholder's account) if, within 90 days of redemption, all or any portion of the redemption proceeds are reinvested in shares of the same class in any of the Voyageur Funds. Any reinvestment within 90 days of a redemption to which the CDSC was paid will be made without the imposition of a FESC but will be subject to the same CDSC to which such amount was subject prior to the redemption. The amount of the CDSC will be calculated from the original investment date.

EXPEDITED REDEMPTIONS
The Fund offers several expedited redemption procedures, described below, which allow a shareholder to redeem Fund shares at net asset value determined on the same day that the shareholder places the request for redemption of those shares. Pursuant to these expedited redemption procedures, the Fund will redeem its shares at their net asset value next determined following the Fund's receipt of the redemption request. The Fund reserves the right at any time to suspend or terminate the expedited redemption procedures or to impose a fee for this service. There is currently no additional charge to the shareholder for use of the Fund's expedited redemption procedures.

EXPEDITED TELEPHONE REDEMPTION
Shareholders redeeming at least $1,000 and no more than $50,000 of shares (for which certificates have not been issued) may redeem by telephoning the Fund directly at 612-376-7014 or 800-545-3863. The applicable section of the general authorization form must have been completed by the shareholder and filed with the Fund before the telephone request is received. The proceeds of the redemption will be paid by check mailed to the shareholder's address of record or, if requested at the time of redemption, by wire to the bank designated on the general authorization form. The Fund will employ reasonable procedures to confirm that telephone instructions are genuine, including requiring that payment be made only to the shareholder's address of record or to the bank account designated on the authorization form and requiring certain means of telephonic identification. The Adviser and Underwriter will not be liable for following instructions which are reasonably believed to be genuine.

EXPEDITED REDEMPTIONS THROUGH CERTAIN BROKER DEALERS
Certain broker-dealers who have sales agreements with the Underwriter may allow their customers to effect a redemption of shares of the Fund purchased through such broker-dealer by notifying the broker-dealer of the amount of shares to be redeemed. The broker-dealer is then responsible for promptly placing the redemption request with the Fund on the customer's behalf. Payment will be made to the shareholder by check or wire sent to the broker-dealer. Broker-dealers offering this service may impose a fee or additional requirements for such redemptions.

GOOD ORDER
"Good order" means that stock certificates, if issued, must accompany the written request for redemption and must be duly endorsed for transfer, or must be accompanied by a duly executed stock power. If no stock certificates have been issued, a written request to redeem must be made. Stock certificates will not be issued for Class B or Class C shares. In any case, the shareholder must execute the redemption request exactly as the shares are registered. If the redemption proceeds are to be paid to the registered holder(s), a signature guarantee is not normally required. A signature guarantee is required in certain other circumstances, for example, to redeem more than $50,000 or to have a check mailed other than to the shareholder's address of record. See "Other Information" in the Statement of Additional Information. Voyageur may waive certain of these redemption requirements at its own risk, but also reserves the right to require signature guarantees on all redemptions, in contexts perceived by Voyageur to subject the Fund to an unusual degree of risk.

MONTHLY CASH WITHDRAWAL PLAN
An investor who owns or buys shares of the Fund valued at $10,000 or more at the current offering price may open a Withdrawal Plan and have a designated sum of money paid monthly to the investor or another person. Deferred sales charges may apply to monthly redemptions of Class B or Class C shares. See "Monthly Cash Withdrawal Plan" in the Statement of Additional Information.


REINSTATEMENT PRIVILEGE

An investor in the Fund whose shares have been redeemed and who has not previously exercised the Reinstatement Privilege as to the Fund may reinvest the proceeds of such redemption in shares of the same class of any Voyageur Fund eligible for sale in the shareholder's state of residence. Reinvestment will be at the net asset value of Fund shares next determined after the Underwriter receives a check along with a letter requesting reinstatement. The Underwriter must receive the letter requesting reinstatement within 365 days following the redemption. Investors who desire to exercise the Privilege should contact their broker-dealer or the Fund.

         Exercise of the Reinstatement Privilege does not alter the income tax treatment of any capital gains realized on a sale of Fund shares, but to the extent that any shares are sold at a loss and the proceeds are reinvested within 30 days in shares of the Fund, some or all of the loss may not be allowed as a deduction, depending upon the number of shares reacquired.


EXCHANGE PRIVILEGE

Except as described below, shareholders may exchange some or all of their Fund shares for shares of another Voyageur Fund, provided that the shares to be acquired in the exchange are eligible for sale in the shareholder's state of residence. Class A shareholders may exchange their shares for Class A shares of other Voyageur Funds, Class B shareholders may exchange their shares for Class B shares of other Voyageur Funds and Class C shareholders may exchange their shares for Class C shares of other Voyageur Funds. Shares of each class may also be exchanged for shares of any money market fund available through Voyageur.

         The minimum amount which may be exchanged is $1,000. The exchange will be made on the basis of the relative net asset values next determined after receipt of the exchange request, plus the amount, if any, by which the applicable sales charge exceeds the sum of all sales charges previously paid in connection with the prior investment. For a discussion of issues relating to the contingent deferred sales charge upon such exchanges, see "How to Sell Shares--Contingent Deferred Sales Charge." There is no specific limit on exchange frequency; however, the Fund is intended for long term investment and not as a trading vehicle. Voyageur reserves the right to prohibit excessive exchanges (more than four per quarter). Voyageur also reserves the right, upon 60 days' prior notice, to restrict the frequency of, or otherwise modify, condition, terminate or impose charges upon, exchanges. An exchange is considered a sale of shares on which the investor may realize a capital gain or loss for income tax purposes. Exchange requests may be placed directly with the Fund in which the investor owns shares, through the Underwriter or through other broker-dealers. An investor considering an exchange should obtain a prospectus of the fund to be acquired and should read such prospectus carefully. Contact the Fund, Voyageur or any of such other broker-dealers for further information about the exchange privilege.


MANAGEMENT

DIRECTORS AND EXECUTIVE OFFICERS OF THE FUND
The Board of Directors is responsible for managing the business and affairs of the Company. The names, addresses, principal occupations and other affiliations of the Directors and executive officers of the Company are set forth in the Statement of Additional Information.

INVESTMENT ADVISER; PORTFOLIO MANAGEMENT
Voyageur has been retained under an investment advisory agreement (the "Advisory Agreement") with the Company to act as the Fund's investment adviser, subject to the authority of the Board of Directors. Voyageur and the Underwriter are each indirect wholly-owned subsidiaries of Dougherty Financial Group, Inc. ("DFG"), which is owned approximately 49% by Michael E. Dougherty, 49% by Pohlad Companies and less than 1% by certain retirement plans for the benefit of DFG employees. Mr. Dougherty co-founded the predecessor of DFG in 1977 and has served as DFG's Chairman of the Board and Chief Executive Officer since inception. Pohlad Companies is a holding company owned in equal parts by each of James O. Pohlad, Robert C. Pohlad and William M. Pohlad. As of August 1, 1996, Voyageur served as the manager to six closed-end and ten open-end investment companies (comprising 33 separate investment portfolios), administered numerous private accounts and together with its affiliates managed approximately $11.5 billion in assets. Voyageur's principal business address is 90 South Seventh Street, Suite 4400, Minneapolis, Minnesota 55402.

         The Fund pays Voyageur a monthly investment advisory and management fee equivalent on an annual basis to 1% of its average daily net assets. Voyageur has agreed to voluntarily limit such fee to .75% of the Fund's average daily net assets through April 30, 1997.

         Tony Elavia has day-to-day portfolio management responsibility for the Fund. Mr. Elavia has been Senior Equity Portfolio Manager of Voyageur since March 1995. Prior to March 1995, Mr. Elavia had been a Senior Vice President of Piper Capital Management Incorporated, Minneapolis, Minnesota since 1991. Mr. Elavia currently has over 9 years of investment experience.

         Although investment decisions for the Fund are made independently from those of the other accounts managed by the Adviser, investments of the type the Fund may make also may be made by those other accounts as well. When the Fund and one or more other accounts managed by the Adviser are prepared to invest in, or desire to dispose of, the same security, available investments or opportunities for sales are allocated in a manner believed by the Adviser to be equitable to the Fund. In some cases, this procedure may adversely affect the price paid or received by the Fund or the size of the position obtained or disposed of by the Fund.

PLAN OF DISTRIBUTION
The Fund has adopted a Plan of Distribution under the 1940 Act (the "Plan") and has entered into a Distribution Agreement with the Underwriter. Pursuant to the Fund's Plan, the Fund pays the Underwriter a Rule 12b-1 fee, at an annual rate of .25% of the Fund's average daily net assets attributable to Class A shares and 1% of the Fund's average daily net assets attributable to each of Class B and Class C shares for servicing of shareholder accounts and distribution related services. Payments made under the Plan are not tied exclusively to expenses actually incurred by the Underwriter and may exceed or be less than expenses actually incurred by the Underwriter.

         All of the Rule 12b-1 fee attributable to Class A shares, and a portion of the fee equal to .25% of the average daily net assets of the Fund attributable to each of Class B shares and Class C shares constitutes a shareholder servicing fee designed to compensate the Underwriter for the provision of certain services to the shareholders. The services provided may include personal services provided to shareholders, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Underwriter may use such Rule 12b-1 fee or portion thereof to make payments to qualifying broker-dealers and financial institutions that provide such services.

         That portion of the Rule 12b-1 fee equal to .75% of the average daily net assets of the Fund attributable to Class B shares and Class C shares, respectively, constitutes a distribution fee designed to compensate the Underwriter for advertising, marketing and distributing the Class B shares and Class C shares of the Fund. In connection therewith, the Underwriter may provide initial and ongoing sales compensation to its investment executives and other broker-dealers for sales of Class B shares and Class C shares and may pay for other advertising and promotional expenses in connection with the distribution of Class B shares and Class C shares. The distribution fee attributable to Class B shares and Class C shares is designed to permit an investor to purchase such shares through investment executives of the Underwriter and other broker-dealers without the assessment of an initial sales charge and at the same time to permit the Underwriter to compensate its investment executives and other broker-dealers in connection with the sale of such shares.


CUSTODIAN; DIVIDEND DISBURSING, TRANSFER, ADMINISTRATIVE AND ACCOUNT
SERVICES AGENT
Norwest Bank Minnesota, N.A. ("Norwest") serves as the custodian of the Fund's portfolio securities and cash.

         Norwest has entered into a Sub-Custodian Agreement with Morgan Stanley Trust Company with respect to the Company's foreign portfolio securities and related cash. Rule 17f-5 adopted under the 1940 Act permits the Company to maintain such securities and cash in the custody of certain eligible foreign banks and foreign securities depositories. The Fund's foreign securities are held by such entities who are approved by the Board of Directors in accordance with such rules. Determinations are made pursuant to such rules following consideration of a number of factors including, but not limited to, the reliability and financial stability of the institutions; the ability of the institutions to perform custodial services for the Fund; the reputation of the institutions in national markets; the countries in which the institutions are located and the risks of potential nationalization or expropriation of assets of the Fund.

         Voyageur acts as the Fund's dividend disbursing, transfer, administrative and account services agent to perform dividend-paying functions, to calculate the Fund's daily share price, to maintain shareholder records and to perform certain regulatory and compliance related services for the Fund. The fees paid for these services are based on the Fund's assets and include reimbursement of out-of-pocket expenses. Voyageur receives a monthly fee from the Fund equal to the sum of (a) $1.25 per shareholder account per month, (b) a monthly fee ranging from $1,000 to $1,500 based on the average daily net assets of the Fund, and (c) a percentage of average daily net assets which ranges from
 .035% to .11% based on the average daily net assets of the Fund. See "The Underwriter; Advisory, Sub-Advisory and Administrative Services Agreements; Expenses; Distribution Expenses; and Brokerage" in the Statement of Additional Information.

         Certain institutions may act as sub-administrators for the Fund pursuant to contracts with Voyageur, whereby the institutions will provide shareholder services to their customers. Voyageur will pay the sub-administrators' fees out of its own assets. The fee paid by Voyageur to any sub-administrator will be a matter of negotiation between the institution and Voyageur based on the extent and quality of the services provided.

EXPENSES OF THE FUND
The Fund's expenses include, among others, fees of directors, expenses of directors' and shareholders' meetings, insurance premiums, expenses of redemption of shares, expenses of the issue and sale of shares (to the extent not otherwise borne by the Underwriter), expenses of printing and mailing stock certificates and shareholder statements, association membership dues, charges of the Fund's custodian, bookkeeping, auditing and legal expenses, the fees and expenses of registering the Fund and its shares with the Securities and Exchange Commission and registering or qualifying its shares under state securities laws and expenses of preparing and mailing prospectuses and reports to existing shareholders.

         Voyageur and the Underwriter reserve the right to voluntarily waive their fees in whole or part and to voluntarily absorb certain other of the Fund's expenses. Voyageur has agreed to reimburse a portion of its investment advisory fee for the fiscal year ending April 30, 1997, in such a manner as will result in the Fund being charged fees and expenses that are no greater than those set forth in the section "Fund Expenses." After April 30, 1997, such voluntary fee waiver may be discontinued or modified by Voyageur in its sole discretion.

PORTFOLIO TRANSACTIONS
The Fund will not effect brokerage transactions in its portfolio securities with any broker-dealer affiliated directly or indirectly with Voyageur unless such transactions, including the frequency thereof, the receipt of commissions payable in connection therewith and the selection of the affiliated broker-dealer effecting such transactions, are not unfair or unreasonable to the shareholders of the Fund. It is not anticipated that the Fund will effect any brokerage transactions with any affiliated broker-dealer, including the Underwriter, unless it would be to the Fund's advantage. Voyageur may consider sales of shares of the Fund or other Voyageur Funds as a factor in the selection of broker-dealers to execute the Fund's securities transactions.


DETERMINATION OF NET ASSET VALUE

The net asset value of Fund shares is determined once daily, Monday through Friday, as of 3:00 p.m. Minneapolis time (the primary close of trading on the Exchange) on each business day the Exchange is open for trading.

     Net asset value per share of each class of Fund shares is determined by dividing the value of the securities, cash and other assets of the Fund attributable to such class less all liabilities attributable to such class by the total number of shares of such class outstanding. For purposes of determining the net assets of the Fund, a security listed or traded on an exchange is valued at its last sale price (prior to the time as of which assets are valued) on the exchange where it is principally traded. Securities which are primarily traded on foreign securities exchanges are generally valued at the preceding closing values of such securities on their respective exchanges. Lacking any sales on the exchange where it is principally traded on the day of valuation, prior to the time as of which assets are valued, the security generally is valued at the last bid price on that exchange. All other securities for which over-the-counter quotations are readily available are valued on the basis of the last current bid price. When market quotations are not readily available, such securities are valued at fair value as determined in good faith by the Board of Directors. Other securities and assets also are valued at fair value as determined in good faith by the Board of Directors. However, debt securities may be valued on the basis of valuations furnished by a pricing service which utilizes electronic data processing techniques to determine valuations without regard to sale or bid prices, when such valuations are believed by the Fund's officers, under the supervision of the Board of Directors, to more accurately reflect the fair market value of such securities. Short-term investments in debt securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued at amortized cost. While this method provides certainty in valuation, it may result in periods during which the value, due to changes in interest rates or other factors, of such short term investments is higher or lower than the value the Fund would receive if it sold the security. All assets and liabilities initially expressed in foreign currency values will be converted into U.S. dollars as last quoted by any recognized dealer.


DISTRIBUTIONS TO SHAREHOLDERS AND TAXES

DISTRIBUTIONS
The Fund's present policy is to make annual dividend distributions from net investment income, if and when available, and annual distributions of any net realized capital gains. However, provisions of the Internal Revenue Code of 1986, as amended (the "Code") may result in additional capital gains distributions. Net investment income includes dividends and interest accrued less accrued expenses. Distributions paid by the Fund, if any, with respect to Class A, Class B and Class C shares will be calculated in the same manner, at the same time, on the same day and will be in the same amount, except that the higher Rule 12b-1 fees applicable to Class B and Class C shares will be borne exclusively by such shares.

         Shareholders receive distributions from investment income and capital gains distributions in additional shares of the class owned by such shareholders at net asset value, without any sales charge, unless they elect otherwise. If cash payment is requested, a check will be mailed within three business days after the payment date. The Fund sends its shareholders no less than quarterly statements with details of any reinvested dividends.

TAXES
The Fund intends to qualify during its current taxable year as a regulated investment company under Subchapter M of the Code in order to be relieved of payment of federal income taxes to the extent it distributes its taxable income to shareholders.

     Distributions by the Fund are generally taxable to the shareholders, whether received in cash or additional shares. Dividends paid from the net investment income of the Fund will be taxable to shareholders as ordinary income. Individual shareholders may not exclude from gross income any distributions by the Fund which are attributable to dividends. Such dividend distributions generally are eligible for the 70% dividends-received deduction for corporations to the extent they are paid from dividends paid to the Fund by domestic corporations.

     Dividends paid from the net capital gains of the Fund and designated as capital gain dividends will be taxable to shareholders as long-term capital dividends, regardless of the length of time for which they have held their shares in the Fund.

     Generally, gain or loss on the sale or exchange of a share of the Fund will be capital gain or loss, which will be long-term if the share is held for more than one year. A loss realized on a sale or exchange will be disallowed if the shares disposed of are replaced within the 61-day period beginning 30 days before and ending 30 days after the shares are disposed of. If a shareholder realizes a loss on the sale or exchange of a share held for six months or less and such shareholder has previously received a capital gain distribution with respect to the share, the loss must be treated as a long-term capital loss to the extent of the amount of such prior capital gain distribution.

     The Fund sends its shareholders an annual statement detailing federal tax information, including information about distributions paid during the preceding year. Distributions by the Fund, including the amount of any redemptions, are reported to Fund shareholders and to the Internal Revenue Service to the extent required by the Code.

     This is a general summary of the federal tax law in effect as of the date of this Prospectus. See the Statement of Additional Information for further details. Before investing in the Fund, you should check the consequences of your local and state tax laws.


INVESTMENT PERFORMANCE

Advertisements and other sales literature for the Fund may refer to average annual total return and cumulative total return and may compare such performance quotations with published indices and comparable quotations of other funds. Performance quotations are computed separately for Class A, Class B and Class C shares of the Fund. All such figures are based on historical earnings and performance and are not intended to be indicative of future performance. Additionally, performance information may not provide a basis for comparison with other investments or other mutual funds using a different method of calculating performance. The investment return on and principal value of an investment in the Fund will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

         Average annual total return is the average annual compounded rate of return on a hypothetical $1,000 investment made at the beginning of the advertised period. In calculating average annual total return, the maximum sales charge is deducted from the hypothetical investment and all dividends and distributions are assumed to be reinvested.

         Cumulative total return is calculated by subtracting a hypothetical $1,000 payment to the Fund from the ending redeemable value of such payment (at the end of the relevant advertised period), dividing such difference by $1,000 and multiplying the quotient by 100. In calculating ending redeemable value, all income and capital gain distributions are assumed to be reinvested in additional Fund shares and the maximum sales load is deducted.

         In reports or other communications to Fund shareholders and in advertising material, the Fund may compare its performance with (a) the performance of other mutual funds (or classes thereof) as listed in rankings prepared by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc. or similar investment services that monitor the performance of mutual funds or as set out in the nationally recognized publications listed below, (b) the Dow Jones Industrial Average, the Standard & Poor's 500 Composite Stock Price Index, the Russell 2000 and the Russell 5000, each of which is an unmanaged index of common stocks or (c) other appropriate indexes of investment securities or with data derived from those indices. The Fund may also include in communications to Fund shareholders evaluations of the Fund published by nationally recognized ranking services and by financial publications that are nationally recognized, such as BARRON'S, BUSINESS WEEK, FORBES, INSTITUTIONAL INVESTOR, INVESTOR'S DAILY, MONEY, KIPLINGER'S PERSONAL FINANCE MAGAZINE, MORNINGSTAR MUTUAL FUND VALUES, THE NEW YORK TIMES, USA TODAY and THE WALL STREET JOURNAL. Performance comparisons should not be considered as representative of the Fund's performance for any future period.

         For Fund performance information and daily net asset value quotations, investors may call (612) 376-7014 or (800) 545-3863. For additional information regarding the calculation of the Fund's average annual total return and cumulative total return, see "Calculation of Performance Data" in the Statement of Additional Information.


GENERAL INFORMATION

The Fund sends its shareholders six-month unaudited and annual audited financial statements.

         The shares of the Fund constitute a separate series of Voyageur Mutual Funds III, Inc. (the "Company"), a Minnesota corporation which issues shares of common stock with a $.01 par value per share. All shares of the Company are non-assessable and fully transferable when issued and paid for in accordance with the terms thereof and posses no cumulative voting, pre-emptive or conversion rights. The Board of Directors is empowered to issue other series of common stock without shareholder approval.

         The Fund currently offers its shares in three classes, each with different sales arrangements and bearing different expenses. Class A, Class B and Class C shares each represent interests in the assets of the Fund and have identical voting, dividend, liquidation and other rights on the same terms and conditions except that expenses related to the distribution of each class are borne solely by such class and each class of shares has exclusive voting rights with respect to provisions of the Fund's Rule 12b-1 distribution plan which pertain to a particular class and other matters for which separate class voting is appropriate under applicable law.

         Fund shares are freely transferable, are entitled to dividends as declared by the Board, and, in liquidation, are entitled to receive the net assets, if any, of the Fund. The Fund does not generally hold annual meetings of shareholders and will do so only when required by law.

         Each share of each class of a series has one vote irrespective of the relative net asset values of the shares. On some issues, such as the election of Directors, all series and classes vote together as one. On an issue affecting only a particular series or class, the shares of the affected series or class vote as a separate series or class. An example of such an issue would be a fundamental investment restriction pertaining to only one series.

         The assets received by the Company for the issue or sale of shares of each series or class thereof, and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, are allocated to such series, and in the case of a class, allocated to such class, and constitute the underlying assets of such series or class. The underlying assets of each series or class thereof are required to be segregated on the books of account, and are to be charged with the expenses in respect to such series or class, and with a share of the general expenses of the Company. Any general expenses of the Company not readily identifiable as belonging to a particular series or class shall be allocated among the series or classes thereof, based upon the relative net assets of the series or class at the time such expenses were accrued.

         The Company's Amended and Restated Articles of Incorporation limit liability of the Company's Directors to the fullest extent permitted by law. For a further discussion of the above matters, see "Additional Information" in the Statement of Additional Information.



                                     PART B

                       VOYAGEUR TAX EFFICIENT EQUITY FUND

                       STATEMENT OF ADDITIONAL INFORMATION
                             DATED FEBRUARY 19, 1996

         This Statement of Additional Information is not a prospectus, but should be read in conjunction with the Prospectus of the Fund dated February 19, 1996. A copy of the Prospectus or this Statement of Additional Information may be obtained free of charge by contacting the Fund at 90 South Seventh Street, Suite 4400, Minneapolis, Minnesota 55402. Telephone: (612) 376-7000 or Toll Free
(800) 553-2143.

                                TABLE OF CONTENTS
                                                                          Page
                                                                          ----

Investment Policies and Restrictions...................................... B-2
Directors and Executive Officers of the Company........................... B-11
The Investment Adviser and Underwriter.................................... B-13
Distributions to Shareholders and Taxes................................... B-18
Net Asset Value and Public Offering Price................................. B-20
Special Purchase Plans.................................................... B-20
Monthly Cash Withdrawal Plan.............................................. B-22
Additional Information.................................................... B-23
Appendix A -- Stock Index Futures Contracts and Related Options........... A-1


         No person has been authorized to give any information or to make any representations other than those contained in this Statement of Additional Information or the Prospectus dated February 19, 1996, and, if given or made, such information or representations may not be relied upon as having been authorized by the Fund. This Statement of Additional Information does not constitute an offer to sell securities in any state or jurisdiction in which such offering may not lawfully be made. The delivery of this Statement of Additional Information at any time shall not imply that there has been no change in the affairs of the Fund since the date hereof.


                      INVESTMENT POLICIES AND RESTRICTIONS

         The investment objective and policies of Voyageur Tax Efficient Equity Fund (the "Fund") is set forth in the Prospectus relating to the Fund. The Fund is a series of Voyageur Mutual Funds III, Inc. (the "Company"), an open-end investment company which currently offers its shares in five series. Supplemental information is set out below concerning certain of the securities and other instruments in which the Fund may invest, the investment techniques and strategies that the Fund may utilize and certain risks involved with those investments, techniques and strategies.

GOVERNMENT SECURITIES

         Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities ("Government Securities") in which the Fund may invest include debt obligations of varying maturities issued by the U.S. Treasury or issued or guaranteed by an agency or instrumentality of the U.S. Government, including the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association, General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Federal Land Banks, Federal National Mortgage Association, Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board, Student Loan Marketing Association and Resolution Trust Corporation. Direct obligations of the United States Treasury include a variety of securities that differ in their interest rates, maturities and dates of issuance. Because the U.S. Government is not obligated by law to provide support to an instrumentality that it sponsors, the Fund invests in obligations issued by an instrumentality of the U.S. Government only if the Fund's investment adviser, Voyageur Fund Managers, Inc., ("Voyageur" or the "Adviser"), determines that the instrumentality's credit risk does not make its securities unsuitable for investment by the Fund.

REPURCHASE AGREEMENTS

         The Fund may invest in repurchase agreements. When investing in a repurchase agreement, the Fund purchases a security and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The resale price is in excess of the purchase price and reflects an agreed upon market rate unrelated to the coupon rate on the purchased security. Generally, repurchase agreements are of short duration--usually less than a week--but on occasion may be for longer periods. Such transactions afford the Fund the opportunity to earn a return on temporarily available cash. While the underlying security may be a bill, certificate of indebtedness, note or bond issued by an agency, authority or instrumentality of the U. S. Government, the obligation of the seller is not guaranteed by the U. S. Government and there is a risk that the seller may fail to repurchase the underlying security. In such event, the respective Fund would attempt to dispose of the underlying security in the market or would hold the underlying security until maturity. However, in the case of a repurchase agreement construed by the courts as a collateralized loan or an executory contract, the respective Fund may be subject to various delays and risks of loss in attempting to dispose of the underlying security, including (a) possible declines in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto, (b) possible reduced levels of income and lack of access to income during this period, and
(c) expenses involved in the enforcement of the Fund's rights.

         The Fund's custodian will hold the securities underlying any repurchase agreement or such securities may be part of the Federal Reserve Book Entry System. The market value of the collateral underlying the repurchase agreement will be determined on each business day. If at any time the market value of the collateral falls below the repurchase price of the repurchase agreement (including any accrued interest), the respective Fund will promptly receive additional collateral (so the total collateral is an amount at least equal to the repurchase price plus accrued interest).

         The use of repurchase agreements also involves certain risks. For example, if the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the value of those securities has declined, the respective Fund may incur a loss upon their disposition. In addition, if the seller of the agreement becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code or other laws, a bankruptcy court may determine that the underlying securities are collateral not within the control of the respective Fund and therefore subject to sale by the trustee in bankruptcy.

         Investments in repurchase agreements by the Fund will be only for defensive or temporary purposes. The Fund will limit its investment in repurchase agreements with a maturity of more than seven days to 15% of the Fund's net assets (subject to the Fund's collective 15% limitation regarding illiquid investments). See "Investment Policies and Limitations--Illiquid Investments," below.

ILLIQUID INVESTMENTS

         The Fund is permitted to invest up to 15% of its net assets in illiquid investments. An investment is generally deemed to be "illiquid" if it cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the investment company is valuing the investment. "Restricted securities" are securities which were originally sold in private placements and which have not been registered under the Securities Act of 1933 (the "1933 Act"). Such securities generally have been considered illiquid by the staff of the Securities and Exchange Commission (the "SEC"), since such securities may be resold only subject to statutory restrictions and delays or if registered under the 1933 Act. However, the SEC has acknowledged that a market exists for certain restricted securities (for example, securities qualifying for resale to certain "qualified institutional buyers" pursuant to Rule 144A under the 1933 Act, certain forms of interest-only and principal-only, mortgage-backed U.S. Government securities and commercial paper issued pursuant to the private placement exemption of Section 4(2) of the 1933 Act). The Fund may invest without limitation in these forms of restricted securities if such securities are deemed by the Adviser to be liquid in accordance with standards established by the Fund's Board of Directors. Under these guidelines, the Adviser must consider (a) the frequency of trades and quotes for the security,
(b) the number of dealers willing to purchase or sell the security and the number of other potential purchasers, (c) dealer undertakings to make a market in the security, and (d) the nature of the security and the nature of the marketplace trades (for example, the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer).

         At the present time, it is not possible to predict with accuracy how the markets for certain restricted securities will develop. Investing in restricted securities could have the effect of increasing the level of the Fund's illiquidity to the extent that qualified purchasers of the securities become, for a time, uninterested in purchasing these securities.

INVESTMENT TECHNIQUES AND STRATEGIES

         The Fund may purchase put and call options and engage in the writing of covered call options and secured put options, and employ a variety of other investment techniques. Specifically, the Fund may engage in the purchase and sale of stock index future contracts, interest rate futures contracts, and options on such futures, and International Equity Fund may engage in the purchase and sale of foreign currency futures contracts, all as described more fully below. Such investment policies and techniques may involve a greater degree of risk than those inherent in more conservative investment approaches.

         The Fund will engage in such transactions only to hedge existing positions. They will not engage in such transactions for the purposes of speculation or leverage.

         The Fund will not engage in such options or futures transactions unless they receive any necessary regulatory approvals permitting them to engage in such transactions.

         Options on Securities. To hedge against adverse market shifts, the Fund may purchase put and call options on securities held in its portfolio. In addition, the Fund may seek to increase its income in an amount designed to meet operating expenses or may hedge a portion of its portfolio investments through writing (that is, selling) "covered" put and call options. A put option provides its purchaser with the right to compel the writer of the option to purchase from the option holder an underlying security at a specified price at any time during or at the end of the option period. In contrast, a call option gives the purchaser the right to buy the underlying security covered by the option from the writer of the option at the stated exercise price. A covered call option contemplates that, for so long as the Fund is obligated as the writer of the option, it will own (1) the underlying securities subject to the option or (2) securities convertible into, or exchangeable without the payment of any consideration for, the securities subject to the option. The value of the underlying securities on which covered call options will be written at any one time by the Fund will not exceed 25% of the Fund's total assets. The Fund will be considered "covered" with respect to a put option it writes if, so long as it is obligated as the writer of a put option, it deposits and maintains with its custodian cash, U.S. Government securities or other liquid high-grade debt obligations having a value equal to or greater than the exercise price of the option.

         The Fund may purchase options on securities that are listed on securities exchanges or that are traded over-the-counter. As the holder of a put option, the Fund has the right to sell the securities underlying the option and as the holder of a call option, the Fund has the right to purchase the securities underlying the option, in each case at the option's exercise price at any time prior to, or on, the option's expiration date. The Fund may choose to exercise the options it holds, permit them to expire or terminate them prior to their expiration by entering into closing sale transactions. In entering into a closing sale transaction, the Fund would sell an option of the same series as the one it has purchased.

         The Fund receives a premium when it writes call options, which increases the Fund's return on the underlying security in the event the option expires unexercised or is closed out at a profit. By writing a call, the Fund limits its opportunity to profit from an increase in the market value of the underlying security above the exercise price of the option for as long as the Fund's obligation as writer of the option continues. The Fund receives a premium when it writes put options, which increases such Fund's return on the underlying security in the event the option expires unexercised or is closed out at a profit. By writing a put, the Fund limits its opportunity to profit from an increase in the market value of the underlying security above the exercise price of the option for as long as the Fund's obligation as writer of the option continues. Thus, in some periods, the Fund will receive less total return and in other periods greater total return from its hedged positions than it would have received from its underlying securities if unhedged.

         In purchasing a put option, the Fund seeks to benefit from a decline in the market price of the underlying security, whereas in purchasing a call option, the Fund seeks to benefit from an increase in the market price of the underlying security. If an option purchased is not sold or exercised when it has remaining value, or if the market price of the underlying security remains equal to or greater than the exercise price, in the case of a put, or remains equal to or below the exercise price, in the case of a call, during the life of the option, the Fund will lose its investment in the option. For the purchase of an option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price, in the case of a put, and must increase sufficiently above the exercise price, in the case of a call, to cover the premium and transaction costs. Because option premiums paid by the Fund are small in relation to the market value of the investments underlying the options, buying options can result in large amounts of leverage. The leverage offered by trading in options could cause the Fund's net asset value to be subject to more frequent and wider fluctuations than would be the case if the Fund did not invest in options.

         Over-the-Counter ("OTC") Options. The Fund may purchase OTC options. OTC options differ from exchange-traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and there is a risk of non-performance by the dealer. However, the premium is paid in advance by the dealer. OTC options are available for a greater variety of securities and foreign currencies, and in a wider range of expiration dates and exercise prices than exchange-traded options. Since there is no exchange, pricing is normally done by reference to information from a market maker, which information is carefully monitored or caused to be monitored by Voyageur verified in appropriate cases.

         A writer or purchaser of a put or call option can terminate it voluntarily only by entering into a closing transaction. In the case of OTC options, there can be no assurance that a continuous liquid secondary market will exist for any particular option at any specific time. Consequently, the Fund may be able to realize the value of an OTC option it has purchased only by exercising it or entering into a closing sale transaction with the dealer that issued it. Similarly, when the Fund writes an OTC option, it generally can close out that option prior to its expiration only by entering into a closing purchase transaction with the dealer to which it originally wrote the option. If a covered call option writer cannot effect a closing transaction, it cannot sell the underlying security or foreign currency until the option expires or the option is exercised. Therefore, the writer of a covered OTC call option may not be able to sell an underlying security even though it might otherwise be advantageous to do so. Likewise, the writer of a covered OTC put option may be unable to sell the securities pledged to secure the put for other investment purposes while it is obligated as a put writer. Similarly, a purchaser of an OTC put or call option might also find it difficult to terminate its position on a timely basis in the absence of a secondary market.

         The Fund may purchase and write over-the-counter ("OTC") put and call options in negotiated transactions. The staff of the Securities and Exchange Commission has previously taken the position that the value of purchased OTC options and the assets used as "cover" for written OTC options are illiquid securities and, as such, are to be included in the calculation of the Fund's 15% limitation on illiquid securities. However, the staff has eased its position somewhat in certain limited circumstances. The Fund will attempt to enter into contracts with certain dealers with which it writes OTC options. Each such contract will provide that the Fund has the absolute right to repurchase the options it writes at any time at a repurchase price which represents the fair market value, as determined in good faith through negotiation between the parties, but which in no event will exceed a price determined pursuant to a formula contained in the contract. Although the specific details of such formula may vary among contracts, the formula will generally be based upon a multiple of the premium received by the Fund for writing the option, plus the amount, if any, of the option's intrinsic value. The formula will also include a factor to account for the difference between the price of the security and the strike price of the option. If such a contract is entered into, the Fund will count as illiquid only the initial formula price minus the option's intrinsic value.

         The Fund will enter into such contracts only with primary U.S. Government securities dealers recognized by the Federal Reserve Bank of New York. Moreover, such primary dealers will be subject to the same standards as are imposed upon dealers with which the Fund enters into repurchase agreements.

         Securities Index Options. In seeking to hedge all or a portion of its investment, the Fund may purchase and write put and call options on securities indexes listed on securities exchanges, which indexes include securities held in the Fund's portfolio.

         A securities index measures the movement of a certain group of stocks or debt securities by assigning relative values to the securities included in the index. Options on securities indexes are generally similar to options on specific securities. Unlike options on specific securities, however, options on securities indexes do not involve the delivery of an underlying security; the option in the case of an option on a stock index represents the holder's right to obtain from the writer in cash a fixed multiple of the amount by which the exercise price exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying stock index on the exercise date.

         When the Fund writes an option on a securities index, it will establish a segregated account with its custodian, or a designated sub-custodian, in which the Fund will deposit cash, U.S. Government Securities or other liquid high grade debt obligations in an amount equal to the market value of the option, and will maintain the account while the option is open.

         Securities index options are subject to position and exercise limits and other regulations imposed by the exchange on which they are traded. If the Fund writes a securities index option, it may terminate its obligation by effecting a closing purchase transaction, which is accomplished by purchasing an option of the same series as the option previously written. The ability of the Fund to engage in closing purchase transactions with respect to securities index options depends on the existence of a liquid secondary market. Although the Fund generally purchases or writes securities index options only if a liquid secondary market for the options purchased or sold appears to exist, no such secondary market may exist, or the market may cease to exist at some future date, for some options. No assurance can be given that a closing purchase transaction can be effected when the Fund desires to engage in such a transaction.

         Risks Relating to Purchase and Sale of Options on Stock Indexes. Purchase and sale of options on stock indexes by the Fund are subject to certain risks that are not present with options on securities. Because the effectiveness of purchasing or writing stock index options as a hedging technique depends upon the extent to which price movements in the Fund's portfolio correlate with price movements in the level of the index rather than the price of a particular stock, whether the Fund will realize a gain or loss on the purchase or writing of an option on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indexes, in an industry or market segment, rather than movements in the price of a particular stock. Accordingly, successful use by the Fund of options on indexes will be subject to the ability of Voyageur to correctly predict movements in the direction of the stock market generally or of a particular industry. This requires different skills and techniques than predicting changes in the price of individual stocks. In the event the Fund's adviser is unsuccessful in predicting the movements of an index, such Fund could be in a worse position than had no hedge been attempted.

         Index prices may be distorted if trading of certain stocks included in the index is interrupted. Trading in index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of stocks included in the index. If this occurred, the Fund would not be able to close out options which it had purchased or written and, if restrictions on exercise were imposed, might be unable to exercise an option it holds, which could result in substantial losses to such Fund. However, it will be the Fund's policy to purchase or write options only on indexes which include a sufficient number of stocks so that the likelihood of a trading halt in the index is minimized.

         Short Sales Against the Box. The Fund may sell securities "short against the box." Whereas a short sale is the sale of a security the Fund does not own, a short sale is "against the box" if at all times during which the short position is open, the Fund owns at least an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities sold short. Short sales against the box are typically used by sophisticated investors to defer recognition of capital gains or losses.

         Futures Contracts and Options on Futures Contracts. The Fund may purchase and sell stock index futures contracts. The purpose of the acquisition or sale of a futures contract by the Fund is to hedge against fluctuations in the value of its portfolio without actually buying or selling securities. The futures contracts in which the Fund may invest have been developed by and are traded on national commodity exchanges. Stock index futures contracts may be based upon broad-based stock indexes such as the S&P 500 or upon narrow-based stock indexes. A buyer entering into a stock index futures contract will, on a specified future date, pay or receive a final cash payment equal to the difference between the actual value of the stock index on the last day of the contract and the value of the stock index established by the contract. The Fund may assume both "long" and "short" positions with respect to futures contracts. A long position involves entering into a futures contract to buy a commodity, whereas a short position involves entering into a futures contract to sell a commodity.

         The purpose of trading futures contracts is to protect the Fund from fluctuations in value of its investment securities without necessarily buying or selling the securities. Because the value of the Fund's investment securities will exceed the value of the futures contracts sold by the Fund, an increase in the value of the futures contracts could only mitigate, but not totally offset, the decline in the value of the Fund's assets. No consideration is paid or received by the Fund upon trading a futures contract. Upon trading a futures contract, the Fund will be required to deposit in a segregated account with its custodian, or designated sub-custodian, an amount of cash, short-term Government Securities or other U.S. dollar-denominated, high-grade, short-term money market instruments equal to approximately 1% to 10% of the contract amount (this amount is subject to change by the exchange on which the contract is traded and brokers may charge a higher amount). This amount is known as "initial margin" and is in the nature of a performance bond or good faith deposit on the contract that is returned to the Fund upon termination of the futures contract, assuming that all contractual obligations have been satisfied; the broker will have access to amounts in the margin account if the Fund fails to meet its contractual obligations. Subsequent payments, known as "variation margin," to and from the broker, will be made daily as the price of the currency or securities underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking-to-market." At any time prior to the expiration of a futures contract, the Fund may elect to close a position by taking an opposite position, which will operate to terminate the Fund's existing position in the contract.

         Each short position in a futures or options contract entered into by the Fund is secured by the Fund's ownership of underlying securities. The Fund do not use leverage when they enter into long futures or options contracts; the Fund places in a segregated account with its custodian, or designated sub-custodian, with respect to each of its long positions, cash or money market instruments having a value equal to the underlying commodity value of the contract.

         The Fund may trade stock index futures contracts to the extent permitted under rules and interpretations adopted by the Commodity Futures Trading Commission (the "CFTC"). U.S. futures contracts have been designed by exchanges that have been designated as "contract markets" by the CFTC, and must be executed through a futures commission merchant, or brokerage firm, that is a member of the relevant contract market. Futures contracts trade on a number of contract markets, and, through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange.

         The Fund intend to comply with CFTC regulations and avoid "commodity pool operator" status. These regulations require that the Fund use futures and options positions (a) for "bona fide hedging purposes" (as defined in the regulations) or (b) for other purposes so long as aggregate initial margins and premiums required in connection with non-hedging positions do not exceed 5% of the liquidation value of the Fund's portfolio. The Fund currently do not intend to engage in transactions in futures contracts or options thereon for speculation, but will engage in such transactions only for bona fide hedging purposes.

         Risks of Transactions in Futures Contracts and Options on Futures Contracts.

         HOLDING RISKS IN FUTURES CONTRACTS TRANSACTIONS. There are several risks in using stock index futures contracts as hedging devices. First, all participants in the futures market are subject to initial margin and variation margin requirements. Rather than making additional variation margin payments, investors may close the contracts through offsetting transactions which could distort the normal relationship between the index or security and the futures market. Second, the margin requirements in the futures market are lower than margin requirements in the securities market, and as a result the futures market may attract more speculators than does the securities market. Increased participation by speculators in the futures market may also cause temporary price distortions. Because of possible price distortion in the futures market and because of imperfect correlation between movements in stock indexes or securities and movements in the prices of futures contracts, even a correct forecast of general market trends may not result in a successful hedging transaction over a very short period.

         Another risk arises because of imperfect correlation between movements in the value of the futures contracts and movements in the value of securities subject to the hedge. With respect to stock index futures contracts, the risk of imperfect correlation increases as the composition of the Fund's portfolio diverges from the securities included in the applicable stock index. It is possible that the Fund might sell stock index futures contracts to hedge its portfolio against a decline in the market, only to have the market advance and the value of securities held in the Fund's portfolio decline. If this occurred, the Fund would lose money on the contracts and also experience a decline in the value of its portfolio securities. While this could occur, Voyageur believes that over time the value of the Fund's portfolio will tend to move in the same direction as the market indexes and will attempt to reduce this risk, to the extent possible, by entering into futures contracts on indexes whose movements they believe will have a significant correlation with movements in the value of the Fund's portfolio securities sought to be hedged.

         Successful use of futures contracts by the Fund is subject to the ability of Voyageur to predict correctly movements in the direction of interest rates or the market. If the Fund has hedged against the possibility of a decline in the value of the stocks held in its portfolio or an increase in interest rates adversely affecting the value of fixed-income securities held in its portfolio and stock prices increase or interest rates decrease instead, the Fund would lose part or all of the benefit of the increased value of its security which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may, but will not necessarily, be at increased prices which reflect the rising market or decline in interest rates. The Fund may have to sell securities at a time when it may be disadvantageous to do so.

         LIQUIDITY OF FUTURES CONTRACTS. The Fund may elect to close some or all of its contracts prior to expiration. The purpose of making such a move would be to reduce or eliminate the hedge position held by the Fund. The Fund may close its positions by taking opposite positions. Final determinations of variation margin are then made, additional cash as required is paid by or to the Fund, and the Fund realizes a loss or a gain.

         Positions in futures contracts may be closed only on an exchange or board of trade providing a secondary market for such futures contracts. Although the Fund intend to enter into futures contracts only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a liquid secondary market will exist for any particular contract at any particular time.

         In addition, most domestic futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses because the limit may prevent the liquidation of unfavorable positions. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses. In such event, it will not be possible to close a futures position and, in the event of adverse price movements, the Fund would be required to make daily cash payments of variation margin. In such circumstances, an increase in the value of the portion of the portfolio being hedged, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities being hedged will, in fact, correlate with the price movements in the futures contract and thus provide an offset to losses on a futures contract.

         RISKS AND SPECIAL CONSIDERATIONS OF OPTIONS ON FUTURES CONTRACTS. The use of options on interest rate and stock index futures contracts also involves additional risk. Compared to the purchase or sale of futures contracts, the purchase of call or put options on futures contracts involves less potential risk to the Fund because the maximum amount at risk is the premium paid for the options (plus transactions costs). The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of the Fund's portfolio assets. By writing a call option, the Fund becomes obligated to sell a futures contract, which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium, but the Fund becomes obligated to purchase a futures contract, which may have a value lower than the exercise price. Thus, the loss incurred by the Fund in writing options on futures contracts may exceed the amount of the premium received.

         The effective use of options strategies is dependent, among other things, on the Fund's ability to terminate options positions at a time when Voyageur deems it desirable to do so. Although the Fund will enter into an option position only if Voyageur, believes that a liquid secondary market exists for such option, there is no assurance that the Fund will be able to effect closing transactions at any particular time or at an acceptable price. The Fund's transactions involving options on futures contracts will be conducted only on recognized exchanges.

         The Fund's purchase or sale of put or call options on futures contracts will be based upon predictions as to anticipated interest rates or market trends by Voyageur, which could prove to be inaccurate. Even if the expectations of the adviser are correct, there may be an imperfect correlation between the change in the value of the options and of the Fund's portfolio securities.

         Investments in futures contracts and related options by their nature tend to be more short-term than other equity investments made by the Fund. The Fund's ability to make such investments, therefore, may result in an increase in such Fund's portfolio activity and thereby may result in the payment of additional transaction costs.

         The Internal Revenue Code of 1986, as amended (the "Code"), forbids the Fund from earning more than 30% of its gross income from the sale or other disposition of certain investments, including futures contracts and options thereon, which are owned for less than three months. The likelihood of violating this 30% test is increased by the amount of investing the Fund does in futures contracts and related options. Additionally, the Code requires the Fund to diversify its investment holdings. The Internal Revenue Service position regarding the treatment of futures contracts and related options for diversification purposes is not clear, and the extent to which the Fund may engage in these transactions may be limited by this requirement. The Code also provides that, with respect to certain futures contracts and options held by the Fund at the end of its taxable year, unrealized gain or loss on such contracts may have to be recognized for tax purposes under a special system within the Code. The actual gain or loss recognized by the Fund in an eventual disposition of such contract, however, will be adjusted by the amount of the gain or loss recognized earlier under the Code's system. See "Distributions to Shareholders and Taxes." For more information on stock index futures contracts and related options, see Appendix A.

FOREIGN CURRENCY TRANSACTIONS

         A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders (usually large commercial banks) and their customers.

         A foreign currency option provides the option buyer with the right to buy or sell a stated amount of foreign currency at the exercise price at a specified date or during the option period. A call option gives its owner the right, but not the obligation, to buy the currency, while a put option gives its owner the right, but not the obligation, to sell the currency. The option seller (writer) is obligated to fulfill the terms of the option sold if it is exercised. However, either seller or buyer may close its position during the option period for such options any time prior to expiration.

LENDING PORTFOLIO SECURITIES.

         Although International Equity Fund has no current intention to do so, the Fund may lend its portfolio securities to member firms of the New York Stock Exchange and commercial banks with assets of one billion dollars or more, provided the value of the securities loaned from the Fund will not exceed 10% of the Fund's assets. Any such loans must be secured continuously in the form of cash or cash equivalents such as U.S. Treasury bills, the amount of the collateral must on a current basis equal or exceed the market value of the loaned securities, and the Fund must be able to terminate such loans upon notice at any time. The Fund will exercise its right to terminate a securities loan in order to preserve its right to vote upon matters of importance affecting holders of the securities.

         The advantage of such loans is that the Fund continues to receive the equivalent of the interest earned or dividends paid by the issuers on the loaned securities while at the same time earning interest on the cash equivalent collateral which may be invested in accordance with the Fund's investment objective, policies and restrictions.

         Securities loans are usually made to broker-dealers and other financial institutions to facilitate their delivery of such securities. As with any extension of credit, there may be risks of delay in recovery and possibly loss of rights in the loaned securities should the borrower of the loaned securities fail financially. However, the Fund will make loans of its portfolio securities only to those firms the Adviser deems creditworthy and only on such terms the Adviser believes should compensate for such risk. On termination of the loan the borrower is obligated to return the securities to the Fund. The Fund will realize any gain or loss in the market value of the securities during the loan period. The Fund may pay reasonable custodial fees in connection with the loan.

INVESTMENT RESTRICTIONS

         The Fund has adopted certain investment restrictions. Certain of these restrictions are fundamental policies of the Fund. Under the Investment Company Act of 1940, as amended (the "1940 Act"), the fundamental policy may not be changed without the vote of a majority of the outstanding voting securities of the Fund, as defined in the 1940 Act.

         The following investment restrictions have been adopted by each of the Fund as fundamental policies:

                  1. The Fund will not borrow money, except that the Fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests and cash payments of dividends and distributions that might otherwise require the untimely disposition of securities, in an amount not to exceed 20% of the value of the Fund's total assets (including the amount borrowed) valued at market less liabilities (not including the amount borrowed) at the time the borrowing is made. Whenever borrowings exceed 5% of the value of the total assets of the Fund, the Fund will not make any additional investments.

                  2. The Fund will not issue any senior securities, as defined in the 1940 Act, other than as set forth in investment restriction #1 above and except to the extent that using options and futures contracts or purchasing or selling securities on a when-issued or delayed delivery basis may be deemed to constitute issuing a senior security.

                  3. The Fund will not lend money to other persons, except through purchasing debt obligations, lending portfolio securities and entering into repurchase agreements.

                  4. The Fund will invest no more than 25% of the value of its total assets in securities of issuers in any one industry. For purposes of this restriction, the term industry will be deemed to include the government of any country other than the United States, but not the U.S. Government.

                  5. The Fund will not purchase or sell real estate or real estate limited partnership interests, except that the Fund may purchase and sell securities of companies that deal in real estate or interests in real estate.

                  6. The Fund will not purchase or sell commodities or commodity contracts, except futures contracts and related options and other similar contracts.

                  7. The Fund will not act as an underwriter of securities, except that the Fund may acquire securities under circumstances in which, if the securities were sold, the Fund might be deemed to be an underwriter for purposes of the Securities Act of 1933, as amended.

         Any investment restriction which involves a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the applicable percentage occurs immediately after an acquisition of securities or utilization of assets and such excess results therefrom.

DIVERSIFICATION

         The Fund intends to operate as a "diversified" management investment company, as defined in the 1940 Act, which means that at least 75% of its total assets must be represented by cash and cash items (including receivables), U.S. Government securities, securities of other investment companies, and other securities for the purposes of this calculation limited in respect of any one issuer to an amount not greater in value than 5% of the value of total assets of such Fund and to not more than 10% of the outstanding voting securities of such issuer.

PORTFOLIO TURNOVER

         Portfolio turnover is the ratio of the lesser of annual purchases or sales of portfolio securities by the Fund to the average monthly value of portfolio securities owned by such Fund, not including securities maturing in less than 12 months. A 100% portfolio turnover rate would occur, for example, if the lesser of the value of purchases or sales of the Fund's portfolio securities for a particular year were equal to the average monthly value of the portfolio securities owned by such Fund during the year. The Fund will dispose of securities without regard to the time they have been held when such action appears advisable to the Fund's investment adviser. Frequent portfolio trades may result in higher transaction and other costs for the Fund. The Fund's portfolio turnover rate generally is not expected to exceed 100%.

                 DIRECTORS AND EXECUTIVE OFFICERS OF THE COMPANY

         The Directors and officers of the Company and their principal occupations during the past five years are set forth below. Unless indicated otherwise, all positions have been held more than five years. In addition to the occupations set forth below, the Directors and officers also serve as directors or officers of various closed-end and open-end investment companies managed by Voyageur.

                                                       PRINCIPAL OCCUPATION(S) DURING
NAME, ADDRESS, AND AGE                POSITION         PAST FIVE YEARS AND OTHER AFFILIATIONS
----------------------                --------         --------------------------------------

Clarence G. Frame, 78                 Director         Of counsel, Briggs & Morgan law firm.  Mr. Frame
First National Bank Building,                          currently serves on the board of directors of Tosco
W-875                                                  Corporation (an oil refining and marketing company),
332 Minnesota Street                                   Milwaukee Land Company, and Independence One
St. Paul, Minnesota  55101                             Mutual Funds.

Richard F. McNamara, 63               Director         Chief Executive Officer of Activar, Inc., a
7808 Creekridge Circle #200                            Minneapolis-based holding company consisting of
Minneapolis, Minnesota 55439                           seventeen companies in industrial plastics, sheet
                                                       metal, automotive aftermarket, construction supply,
                                                       electronics and financial services, since 1966. Mr.
                                                       McNamara currently serves on the board of directors
                                                       of Rimage (electronics manufacturing) and Interbank.

Thomas F. Madison, 60                 Director         President and CEO of MLM Partners, Inc. since
200 South Fifth Street                                 January 1993; Chairman of the Board,
Suite 2100                                             Communications Holdings, Inc., since 1996;previously,
Minneapolis, Minnesota 55402                           Vice Chairman--Office of the CEO, The Minnesota
                                                       Mutual Life Insurance Company from February to
                                                       September 1994; President of U.S. WEST
                                                       Communications--Markets from 1988 to 1993. Mr.
                                                       Madison currently serves on the board of directors of
                                                       Valmont Industries, Inc. (irrigation systems and steel
                                                       manufacturing), Eltrax Systems, Inc. (data
                                                       communications integration), Minnegasco, Span Link
                                                       Communications (software) and various civic and
                                                       educational organizations.

James W. Nelson, 55                   Director         Chairman and Chief Executive Officer of Eberhardt
81 South Ninth Street                                  Holding Company and its subsidiaries.
Suite 400
Minneapolis, Minnesota 55440

Robert J. Odegard, 75                 Director         Special Assistant to the President of the University
University of Minnesota                                of Minnesota.
  Foundation
1300 South Second Street
Minneapolis, Minnesota 55454

John G. Taft, 42                      President        President (since 1991) and Director (since 1993) of
90 South Seventh Street                                the Adviser; Director (since 1993) and Executive
Suite 4400                                             Vice President (since 1995) of the Underwriter;
Minneapolis, Minnesota 55402                           President of the Underwriter from 1991 to 1995;
                                                       Management committee member of the Adviser from
                                                       1991 to 1993.

Jane M. Wyatt, 42                     Executive        Chief Investment Officer and Director since 1993
South Seventh Street                  Vice             of the Adviser; Director and Executive Vice President
Suite 4400                            President        of the Underwriter since 1993; Executive Vice
Minneapolis, Minnesota 55402                           President and Portfolio Manager of the Adviser from
                                                       1992 to 1993.

Andrew M. McCullagh, Jr., 48          Executive        Senior Tax Exempt Portfolio Manager of the Adviser;
717 Seventeenth Street                Vice             previously, Director of the Adviser and the
Denver, Colorado 80202                President        Underwriter from 1993 to 1995.

Elizabeth H. Howell, 35               Vice             Senior Tax Exempt Portfolio Manager of the Adviser.
90 South Seventh Street               President
Suite 4400
Minneapolis, Minnesota 55402

James C. King, 56                     Vice             Senior Equity Portfolio Manager of the Adviser since
90 South Seventh Street               President        1993; previously, Director of the Adviser and the
Suite 4400                                             Underwriter from 1993 to 1995.
Minneapolis, Minnesota 55402

Steven P. Eldredge, 40                Vice             Senior Tax Exempt Portfolio Manager of the Adviser
90 South Seventh Street               President        since 1995; previously, portfolio manager for ABT
Suite 4400                                             ABT Mutual Funds, Palm Beach, Florida, from 1989
Minneapolis, Minnesota 55402                           to 1995.

Kenneth R. Larsen, 33                 Treasurer        Treasurer of the Adviser and the Underwriter;
90 South Seventh Street                                previously, Director, Secretary and Treasurer of the
Suite 4400                                             Adviser and the Underwriter from 1993 to 1995.
Minneapolis, Minnesota 55402

Thomas J. Abood, 33                   Secretary        Senior Vice President and General Counsel of
90 South Seventh Street                                Dougherty Financial Group, Inc. (since 1995) the
Suite 4400                                             indirect parent of the Adviser; Senior Vice President
Minneapolis, Minnesota 55402                           of the Adviser, the Underwriter and Voyageur
                                                       Companies, Inc. since 1995; previously, Vice President
                                                       of the Adviser and Voyageur Companies, Inc. from
                                                       1994 to 1995; associated with the law firm of
                                                       Skadden, Arps, Slate, Meagher & Flom, Chicago,
                                                       Illinois from 1988 to 1994.

         The Company does not compensate its officers. During the current fiscal year, each director (who is not an employee of Voyageur or any of its affiliates) will receive a total annual fee of $26,000 for serving as a director or trustee for each of the open-end and closed-end investment companies (the "Fund Complex") for which Voyageur acts as investment adviser, plus a $500 fee for each special in-person meeting attended by such director. These fees are allocated among each series or fund in the Fund Complex based on the relative average net asset value of each series or fund. Currently the Fund Complex consists of ten open-end investment companies comprising 33 series and six closed-end investment companies. In addition, each director who is not an employee of Voyageur or any of its affiliates is reimbursed for expenses incurred in connection with attending meetings.

         The following table sets forth the aggregate compensation received by each director from the Company during the fiscal year ended April 30, 1996, as well as the total compensation received by each director from the Company and all other registered investment companies managed by the Adviser, or its affiliates during the calendar year ended December 31, 1996. Directors who are officers or employees of the Adviser or any of their affiliates did not receive any such compensation and are not included in the table.

                                Aggregate
                               Compensation              Total Compensation
Director                     from the Company            from Fund Complex
--------                     ----------------            -----------------

Clarence G. Frame                 $376                         $25,500
Richard F. McNamara               $376                         $25,500
Thomas F. Madison                 $376                         $25,500
James W. Nelson                   $376                         $25,500
Robert J. Odegard                 $376                         $25,500


                     THE INVESTMENT ADVISER AND UNDERWRITER

UNDERWRITER

         Voyageur Fund Distributors, Inc. (the "Underwriter") is the principal distributor of the Fund's shares. With regard to the Underwriter, Mr. Frank Tonnemaker is the President and a director and Mr. Taft and Ms. Wyatt are each executive vice presidents and directors. Mr. Abood is senior vice president and general counsel and Mr. Larsen is treasurer.

INVESTMENT ADVISORY AGREEMENT

         Pursuant to the Advisory Agreement, the Fund has engaged Voyageur to act as investment adviser. As compensation for Voyageur's services, the Fund is obligated to pay to Voyageur a monthly investment advisory fee equivalent on an annual basis to 1% of its average daily net assets. Voyageur has agreed to waive a portion of this fee through April 30, 1997 to the extent set forth in the Prospectus. The percentage fee is based on the average daily value of the Fund's net assets at the close of each business day. For purposes of calculating average daily net assets, as such term is used in the Advisory Agreement, the Fund's net assets equal its total assets minus its total liabilities. The Advisory Agreement requires Voyageur to furnish, at its own expense, office facilities, equipment and personnel for servicing the investments of the Fund. Voyageur has agreed to arrange for officers and employees of Voyageur to serve without compensation from the Fund as Directors, officers or employees of the Fund if duly elected to such positions by the shareholders or Directors of the Fund.

         The Advisory Agreement continues from year to year with respect to the Fund only if approved annually (a) by the Company's Board of Directors or by a vote of a majority of the outstanding voting securities of the Fund and (b) by vote of a majority of Directors of the Company who are not parties to such Advisory Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting of the Board of Directors of the Company called for the purpose of voting on such approval. The Advisory Agreement may be terminated with respect to any Fund by either party on 60 days' notice to the other party and terminates automatically upon its assignment. The Advisory Agreement also provides that amendments to the Agreement may be effected if approved by the Board of Directors of the Company (including a majority of the Directors who are not interested persons of Voyageur or the Company), unless the 1940 Act requires that any such amendment must be submitted for approval by the Fund's shareholders and that all proposed assignments of such agreement are subject to approval by the Company's Board of Directors (unless the Act otherwise requires shareholder approval thereof).

ADMINISTRATIVE SERVICES AGREEMENT

         Voyageur also acts as the Fund's dividend disbursing, transfer, administrative and accounting services agent pursuant to an Administrative Services Agreement (the "Administrative Services Agreement") between Voyageur and the Company. Pursuant to the Administrative Services Agreement, Voyageur provides to the Fund all dividend disbursing, transfer agency, administrative and accounting services required by the Fund including, without limitation, the following: (i) the calculation of net asset value per share (including the pricing of the Fund's portfolio of securities) at such times and in such manner as is specified in the Fund's current Prospectus and Statement of Additional Information, (ii) upon the receipt of Fund for the purchase of the Fund's shares or the receipt of redemption requests with respect to the Fund's shares outstanding, the calculation of the number of shares to be purchased or redeemed, respectively, (iii) upon the Fund's distribution of dividends, the calculation of the amount of such dividends to be received per share, the calculation of the number of additional shares of the Fund to be received by each shareholder of the Fund (other than any shareholder who has elected to receive such dividends in cash) and the mailing of payments with respect to such dividends to shareholders who have elected to receive such dividends in cash,
(iv) the provision of transfer agency services, (v) the creation and maintenance of such records relating to the business of the Fund as the Fund may from time to time reasonably request, (vi) the preparation of tax forms, reports, notices, proxy statements, proxies and other shareholder communications, and the mailing thereof to shareholders of the Fund, and (vii) the provision of such other dividend disbursing, transfer agency, administrative and accounting services as the Fund and Voyageur may from time to time agree upon.

         As compensation for these services, the Fund pays Voyageur a monthly fee based upon the Fund's average daily net assets and the number of shareholder accounts then existing. For purposes of calculating average daily net assets, as such term is used in the Administrative Services Agreement, the Fund's net assets equal its total assets minus its total liabilities. The Fund also reimburses Voyageur for its out-of-pocket expenses in connection with Voyageur's provision of services under the Fund's Administrative Services Agreements.

          The Fund's Administrative Services Agreement is renewable from year to year if the Directors (including a majority of the disinterested Directors) approve the continuance of the Agreement. The Company or Voyageur can terminate the Administrative Services Agreement with respect to any Fund on 60 days' notice to the other party. The Administrative Services Agreement also provides that amendments to the Agreement may be effected if approved by the Board of Directors (including a majority of the Directors who are not interested persons of Voyageur or the Company), unless the 1940 Act requires that any such amendment must be submitted for approval by the Fund's shareholders, and that all proposed assignments of such agreement are subject to approval by the Board of Directors (unless the Act otherwise requires shareholder approval thereof).

EXPENSES OF THE FUND

         Voyageur reserves the right to voluntarily waive its fees in whole or part and to voluntarily absorb certain other of the Fund's expenses. The Adviser intends to reimburse expenses to the extent set forth in the Prospectus and reserves the right to discontinue expense reimbursements.

         All costs and expenses (other than those expressly assumed by Voyageur or the Underwriter) incurred in the operation of the Fund are borne by such Fund. These expenses include, among others, fees of the Directors who are not employees of Voyageur or any of its affiliates, expenses of Directors' and shareholders' meetings, including the cost of printing and mailing proxies, expenses of insurance premiums for fidelity and other coverage, expenses of redemption of shares, expenses of the issue and sale of shares (to the extent not borne by the Underwriter under its agreement with the Fund), expenses of printing and mailing stock certificates representing shares of such Fund, association membership dues, charges of the Fund's custodian, and bookkeeping, auditing and legal expenses. The Fund will also pay the fees and bear the expense of registering and maintaining the registration of such Fund and its shares with the Securities and Exchange Commission and registering or qualifying its shares under state or other securities laws and the expense of preparing and mailing prospectuses, reports and statements to shareholders.

PLAN OF DISTRIBUTION AND DISTRIBUTION AGREEMENT

         The Company has adopted a Plan of Distribution on behalf of the Fund relating to the payment of certain expenses pursuant to Rule 12b-1 under the 1940 Act. Rule 12b-1(b) provides that any payments made by the Fund in connection with the distribution of its shares may only be made pursuant to a written plan describing all material aspects of the proposed financing of distribution and also requires that all agreements with any person relating to implementation of the plan must be in writing. In addition, Rule 12b-1(b)(1) requires that such plan be approved by a vote of at least a majority of the Fund's outstanding shares, and Rule 12b-1(b)(2) requires that such plan, together with any related agreements, be approved by a vote of the Board of Directors and the Directors who are not interested persons of the Company and have no direct or indirect financial interest in the operation of the plan or in any agreements related to the plan, cast in person at a meeting called for the purpose of voting on such plan or agreements. Rule 12b-1(b)(3) requires that the plan or agreement provide, in substance: (1) that it shall continue in effect for a period of more than one year from the date of its execution or adoption only so long as such continuance is specifically approved at least annually in the manner described in paragraph (b)(2) of Rule 12b-1; (2) that any person authorized to direct the disposition of monies paid or payable by the Fund pursuant to its plan or any related agreement shall provide to the Board of Directors, and the Directors shall review, at least quarterly, a written report of the amount so expended and the purposes for which such expenditures were made; and (3) in the case of a plan, that it may be terminated at any time by vote of a majority of the members of the Board of Directors who are not interested persons of the Company and have no direct or indirect financial interest in the operation of the plan or in any agreements related to the plan or by vote of a majority of the outstanding voting securities of the Fund.

         Rule 12b-1(b)(4) requires that such plans may not be amended to increase materially the amount to be spent for distribution without shareholder approval and that all material amendments of the plan must be approved in the manner described in paragraph (b)(2) of Rule 12b-1. Rule 12b-1(c) provides that the Company may rely upon Rule 12b-1(b) only if selection and nomination of the Company's disinterested Directors are committed to the discretion of such disinterested Directors. Rule 12b-1(e) provides that the Fund may implement or continue a plan pursuant to Rule 12b-1(b) only if the Directors who vote to approve such implementation or continuation conclude, in the exercise of reasonable business judgment and in light of their fiduciary duties under state law, and under Section 36(a) and (b) of the 1940 Act, that there is a reasonable likelihood that the plan will benefit the Fund and its shareholders.

         The Company has entered into a Distribution Agreement (on behalf of the Fund) with the Underwriter, pursuant to which the Underwriter acts as the principal underwriter of the Fund's shares. The Distribution Agreement and Plan provide that the Underwriter agrees to provide, and shall pay costs which it incurs in connection with providing, administrative or accounting services to shareholders of the Fund (such costs are referred to as "Shareholder Servicing Expenses") and that the Underwriter shall also pay all costs of distributing the shares of the Fund ("Distribution Expenses"). Shareholder Servicing Expenses include all expenses of the Underwriter incurred in connection with providing administrative or accounting services to shareholders of the Fund, including, but not limited to, an allocation of the Underwriter's overhead and payments made to persons, including employees of the Underwriter, who respond to inquiries of shareholders regarding their ownership of Fund shares, or who provide other administrative or accounting services not otherwise required to be provided by the Fund's investment adviser or transfer agent. Distribution Expenses include, but are not limited to, initial and ongoing sales compensation (in addition to sales loads) paid to investment executives of the Underwriter and to other broker-dealers and participating financial institutions; expenses incurred in the printing of prospectuses, statements of additional information and reports used for sales purposes; expenses of preparation and distribution of sales literature; expenses of advertising of any type; an allocation of the Underwriter's overhead; payments to and expenses of persons who provide support services in connection with the distribution of Fund shares; and other distribution-related expenses.

         Pursuant to the provisions of the Distribution Agreement, the Underwriter is entitled to receive a total fee each quarter at an annual rate of
 .25% of the average daily net assets attributable to the Fund's Class A shares, 1.00% of the average daily net assets attributable to the Fund's Class B shares and 1.00% of the average daily net assets attributable to the Fund's Class C shares to pay distribution expenses. As determined from time to time by the Board, a portion of such fees shall be designated as a "shareholder servicing fee" and a portion shall be designated as a "distribution fee." The Board has determined that all of the fee payable with respect to Class A shares shall be designated a shareholder servicing fee. With respect to fees payable with respect to Class B shares and Class C shares, that portion of the fee equal to
 .25% of average daily net assets attributable to the Fund's Class B shares or Class C shares is designated a shareholder servicing fee and that portion of the fee equal to .75% of average daily net assets attributable to the Fund's Class B shares or Class C shares is designated a distribution fee. Amounts payable to the Underwriter under the Distribution Agreement may exceed or be less than the Underwriter's actual distribution expenses and shareholder servicing expenses. In the event such distribution expenses and shareholder servicing expenses exceed amounts payable to the Underwriter under the Plan, the Underwriter shall not be entitled to reimbursement by the Fund. In addition to being paid shareholder servicing and distribution fees, the Underwriter also receives for its services the sales charge on sales of Fund shares set forth in each Prospectus.

         The Distribution Agreement is renewable from year to year if the Company's Directors approve such Plan and Distribution Agreement. The Company or the Underwriter can terminate the Distribution Agreement on 60 days' notice to the other party, and the Distribution Agreement terminates automatically upon its assignment. In the Distribution Agreement, the Underwriter agrees to indemnify the Fund against all costs of litigation and other legal proceedings and against any liability incurred by or imposed on the Fund in any way arising out of or in connection with the sale or distribution of the Fund's shares, except to the extent that such liability is the result of information which was obtainable by the Underwriter only from persons affiliated with the Fund but not the Underwriter.

PORTFOLIO TRANSACTION AND ALLOCATION OF BROKERAGE

         Pursuant to conditions set forth in the rules of the Securities and Exchange Commission, the Fund may effect brokerage transactions in its portfolio securities with a broker or dealer affiliated directly or indirectly with the Adviser. In determining the commissions to be paid to an affiliated broker-dealer acting as an agent on behalf of the Fund, it is the policy of the Fund that such commissions will, in the judgment of the Adviser subject to review by the Board of Directors, be both (i) at least as favorable as those which would be charged by other qualified brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time, and (ii) at least as favorable as commissions contemporaneously charged by such affiliated broker-dealers on comparable transactions for their most favored comparable unaffiliated customers. While the Fund do not deem it practicable and in their best interest to solicit competitive bids for commission rates on each transaction, consideration will regularly be given to posted commission rates as well as to other information concerning the level of commissions charged on comparable transactions by other qualified brokers.

         Decisions with respect to placement of the Fund's portfolio transactions are made by the Adviser. In selecting brokers to execute portfolio transactions, the Adviser seeks to obtain the best price and execution of orders. Commission rates, being a component of price, are considered together with other relevant factors. When consistent with these criteria, business may be placed with broker-dealers who furnish investment research services to the Adviser; provided, however, that the provision of research and brokerage services may not be considered in selecting dealers to execute futures contracts and related options. Such research services include advice, both directly and in writing, as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or purchasers or sellers of securities, as well as analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts. This allows the Adviser to supplement its own investment research activities by obtaining the views and information of individuals and research staffs of many different securities research firms prior to making investment decisions for the Fund. To the extent portfolio transactions are effected with broker-dealers who furnish research services,the Adviser receives a benefit, not capable of evaluation in dollar amounts, without providing any direct monetary benefit to the Fund from these transactions. The Adviser have not entered into any formal or informal agreements with any broker-dealers, and do not maintain any "formula" which must be followed in connection with the placement of Fund portfolio transactions in exchange for research services, except as noted below. However, the Adviser may, from time to time, maintain an informal list of broker-dealers which may be used as a general guide in the placement of Fund business in order to encourage certain broker-dealers to provide research services. Because the list is merely a general guide which is to be used only after the primary criteria for the selection of broker-dealers (discussed above) have been met, substantial deviations from the list are permissible and may be expected to occur. The Adviser will authorize the Fund to pay to a broker-dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another broker-dealer would have charged only if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer viewed in terms of either that particular transaction or their overall responsibilities with respect to the accounts as to which the Adviser exercises investment discretion.

         It is expected the Fund will purchase most foreign equity securities in the over-the-counter markets or stock exchanges located in the countries in which the respective principal offices of the issuers of the various securities are located if that is the best available market. The fixed commissions paid in connection with most such foreign stock transactions generally are higher than negotiated commission on United States transactions. There generally is less governmental supervision and regulation of foreign stock exchanges than in the United States. Foreign securities settlements may in some instances be subject to delays and related administrative uncertainties.

         Foreign equity securities may be held in the form of American Depositary Receipts, or ADRs, Global Depositary Receipts, or GDRs, or securities convertible into foreign equity securities. ADRs and GDRs may be listed on stock exchanges or traded in the over-the-counter markets in the United States or overseas, as the case may be. ADRs, like other securities traded in the United States, will be subject to negotiated commission rates. The foreign and domestic debt securities and money market instruments in which the Fund may invest are generally traded in over-the-counter markets.

         Voyageur believes that most research services obtained by Voyageur will generally benefit one or more of the investment companies which they manage and will also benefit accounts which they manage. Normally research services obtained through commissions paid by the managed Fund and accounts investing in debt securities would primarily benefit such Fund and accounts; similarly, services obtained from transactions in common stocks would be of greater benefit to the managed Fund and accounts investing in common stocks.

         Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc. and subject to the policies set forth above and such other policies as the Fund's directors may determine, Voyageur may consider sales of shares of the Fund as a factor in the selection of broker-dealers to execute the Fund's securities transactions.

         Pursuant to conditions set forth in rules of the Securities and Exchange Commission, the Fund may purchase securities from an underwriting syndicate of which an affiliated broker-dealer is a member (but not directly from such affiliated broker-dealer itself). Such conditions relate to the price and amount of the securities purchased, the commission or spread paid and the quality of the issuer. The rules further require that such purchases take place in accordance with procedures adopted and reviewed periodically by the Board of Directors, particularly those Directors who are not interested persons of the Company.

         When two or more clients of the Adviser are simultaneously engaged in the purchase or sale of the same security, the prices and amounts are allocated in accordance with a formula considered by the Adviser to be equitable to each client. In some cases, this system could have a detrimental effect on the price or volume of the security as far as each client is concerned. In other cases, however, the ability of the clients to participate in volume transactions will produce better executions for each client.


                     DISTRIBUTIONS TO SHAREHOLDERS AND TAXES

         It is the Fund's policy to distribute annually all net investment income. The Fund distributes annually all net realized capital gains, if any, after offsetting any capital loss carryovers. Distributions are payable in full and fractional shares of the Fund based upon the next determined net asset value on the payment date for each distribution. A shareholder may, however, elect by written application received by the Underwriter or such shareholder's financial institution on or prior to the record date to receive net investment income distributions or both net investment income and net capital gains distributions in cash.

         Under the Internal Revenue Code of 1986, as amended (the "Code") the Fund will be subject to a non-deductible excise tax equal to 4% of the excess, if any, of the amount required to be distributed for each calendar year over the amount actually distributed. In order to avoid the imposition of this excise tax, the Fund generally must declare dividends by the end of a calendar year representing 98% of the Fund's ordinary income for the calendar year and 98% of its capital gain net income (both long-term and short-term capital gains) for the 12-month period ending October 31 of the calendar year. The 4% excise tax does not apply to amounts with respect to which the Fund has paid a corporate-level income tax.

         For individuals, long-term capital gains are subject to a maximum tax rate of 28% while ordinary income is generally subject to a maximum effective rate in excess of 39.6% (resulting from a combination of a nominal 39.6% rate, a phase-out of personal exemptions for individuals filing single returns with adjusted gross income in excess of $114,700 and for married couples filing joint returns with adjusted gross income in excess of $172,500, and a partial disallowance of itemized deductions for individuals with adjusted gross income in excess of $114,700). For corporations, both ordinary income and capital gains are currently subject to a maximum rate of 35%.

         Ordinarily, distributions and redemption proceeds earned by the Fund shareholder are not subject to withholding of federal income tax. However, 31% of Fund distributions and redemption proceeds may be withheld upon the occurrence of certain events specified in Section 3406 of the Code and regulations promulgated thereunder. These events include the failure of the Fund shareholder to supply the Fund or its agent with such shareholder's taxpayer identification number. Withholding may also occur if the Fund shareholder who is otherwise exempt from withholding fails to properly document such shareholder's status as an exempt recipient.

         If a taxpayer exchanges shares in the Fund for shares in another fund managed by Voyageur pursuant to the exchange privilege (see "Exchange Privilege" in the Prospectus), the exchange is a taxable event that may give rise to capital gain or loss. Furthermore, if a shareholder uses the exchange privilege within 90 days of investing shares in the Fund, the shareholder may not take the sales charge paid on purchase of the Fund shares into account in determining gain or loss on the exchange (to the extent that the sales charge on the latter purchase was reduced). Similarly, if a taxpayer redeems shares in the Fund within 90 days of purchasing them and then repurchases shares in the Fund pursuant to the reinstatement privilege (see "Reinstatement Privilege" in the Prospectus), the shareholder may not take the sales charge paid on the initial purchase of Fund shares into account in determining gain or loss on the sale of the first acquired shares. However, in both cases the amount of the disallowed sales charge may be taken into account in determining gain or loss on the eventual disposition of the later acquired shares.

         The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Code. To qualify as a regulated investment company the Fund must, among other things, receive at least 90% of its gross income each year from dividends, interest, gains from the sale or other disposition of securities and certain other types of income, including income from options and futures contracts.

         The Code forbids a regulated investment company from earning 30% or more of its gross income from the sale or other disposition of stock, securities, options, futures, and certain foreign currencies held less than three months. This restriction may limit the extent to which the Fund may purchase futures contracts and options. To the extent the Fund engages in short-term trading and enters into futures and options transactions, the likelihood of violating this 30% requirement is increased.

         The Code also requires a regulated investment company to diversify its holdings. The Internal Revenue Service has not made its position clear regarding the treatment of futures contracts and options for purposes of the diversification test, and the extent to which the Fund could buy or sell futures contracts and options may be limited by this requirement.

         Gain or loss on futures contracts and options is taken into account when realized by entering into a closing transaction or by exercise. In addition, with respect to many types of futures contracts and options held at the end of the Fund's taxable year, unrealized gain or loss on such contracts is taken into account at the then current fair market value thereof under a special "marked-to-market, 60/40 system," and such gain or loss is recognized for tax purposes. The gain or loss from such futures contracts and options (including premiums on certain options that expire unexercised) is treated as 60% long-term and 40% short-term capital gain or loss, regardless of their holding period. The amount of any capital gain or loss actually realized by the Fund in a subsequent sale or other disposition of such futures contracts will be adjusted to reflect any capital gain or loss taken into account by such Fund in a prior year as a result of the constructive sale under the "marked-to-market, 60/40 system."

         Code Section 988 may apply for forward currency contracts. Under
Section 988, each foreign currency gain or loss is generally computed separately and treated as ordinary income or loss. In the case of overlap between Sections 1256 and 988, special provisions determine the character and timing of any income, gain or loss. The Fund will attempt to monitor Section 988 transactions to avoid an adverse tax impact.

         Under the Code, the Fund's taxable income for each year will be computed without regard to any net foreign currency loss attributable to transactions after October 31, and any such net foreign currency loss will be treated as arising on the first day of the following taxable year.

         Pursuant to the Code, distributions of net investment income by the Fund to a shareholder who, as to the U.S., is a nonresident alien individual, nonresident alien fiduciary of a trust or estate, foreign corporation, or foreign partnership (a "foreign shareholder") will generally be subject to U.S. withholding tax (at a rate of 30% or lower treaty rate). Withholding will not apply if a dividend paid by the Fund to a foreign shareholder is "effectively connected" with a U.S. trade or business of such shareholder, in which case the reporting and withholding requirements applicable to U.S. citizens or domestic corporations will apply. Distributions of net long-term capital gains are not subject to tax withholding but, in the case of a foreign shareholder who is a nonresident alien individual, such distributions ordinarily will be subject to U.S. income tax at a rate of 30% if the individual is physically present in the U.S. for more than 182 days during the taxable year. The Fund will report annually to its shareholders the amount of any withholding.


                    NET ASSET VALUE AND PUBLIC OFFERING PRICE

         The method for determining the net asset value of Fund shares is summarized in the Fund's prospectus in "Determination of Net Asset Value." The public offering price of Class A shares is the net asset value of Fund shares plus the applicable front end sales charge, if any. The maximum front end sales charge is 4.99% of the net asset value. The public offering price of Class B and Class C shares is the net asset value of Fund shares. The portfolio securities in which the Fund invests fluctuate in value, and, therefore, the net asset value per share of the Fund also fluctuates.

                             SPECIAL PURCHASE PLANS

         Automatic Investment Plan. As a convenience to investors, shares may be purchased through a preauthorized automatic investment plan. Such preauthorized investments (at least $100) may be used to purchase shares of the Fund at the public offering price next determined after the Fund receives the investment (normally the 20th of each month, or the next business day thereafter). Further information is available from the Underwriter.

         Combined Purchase Privilege. The following persons (or groups of persons) may qualify for reductions from the front end sales charge ("FESC") schedule for Class A shares set forth in the Fund's Prospectus by combining purchases of any class of shares of any one or more of the Voyageur Fund which bears a FESC (and, in certain circumstances purchases of FESC shares of certain other open-end investment companies) if the combined purchase of all such Fund totals at least $50,000:


                  (i) an individual, or a "company" as defined in Section 2(a)(8) of the 1940 Act;

                  (ii) an individual, his or her spouse and their children under age 21, purchasing for his, her or their own account;

                  (iii) a trustee or other fiduciary purchasing for a single trust estate or single fiduciary account (including a pension, profit-sharing or other employee benefit trust) created pursuant to a plan qualified under Section 401 of the Code;

                  (iv) tax-exempt organizations enumerated in Section 501(c)(3) of the Code;

                  (v) employee benefit plans of a single employer or of affiliated employers;

                  (vi) any organized group which has been in existence for more than six months, provided that it is not organized for the purpose of buying redeemable securities of a registered investment company, and provided that the purchase is made through a central administration, or through a single dealer, or by other means which result in economy of sales effort or expense. An organized group does not include a group of individuals whose sole organizational connection is participation as credit cardholders of a company, policyholders of an insurance company, customers of either a bank or broker-dealer, or clients of an investment adviser.

         Cumulative Quantity Discount (Right of Accumulation). A purchase of Class A shares may qualify for a Cumulative Quantity Discount. The applicable FESC will then be based on the total of:

                  (i) the amount of the current purchase; and

                  (ii) the amount previously invested (valued at the time of investment) in shares of any class of one or more Voyageur Funds which has a FESC owned by the investor; and

                  (iii) the amount previously invested (valued at the time of investment) in shares of any class of one or more Voyageur Funds which has a FESC owned by another shareholder eligible to participate with the investor in a "Combined Purchase Privilege" (see above).

         For example, if an investor owned shares worth $25,000 at the then current net asset value and purchased an additional $40,000 of shares, the sales charge for the $40,000 purchase would be at the rate applicable to a single $65,000 purchase.

         To qualify for the Combined Purchase Privilege or to obtain the Cumulative Quantity Discount on a purchase through an investment dealer, when each purchase is made the investor or dealer must provide the Fund with sufficient information to verify that the purchase qualifies for the privilege or discount.

         Letter of Intention. Investors may also obtain the reduced front end sales charges for Class A shares shown in the Prospectus by means of a written Letter of Intention, which expresses the investor's intention to invest at least $50,000 (including certain "credits," as described below) within a period of 13 months in any one or more of the Voyageur Fund which has a FESC. Each purchase of shares under a Letter of Intention will be made at the public offering price applicable at the time of such purchase to a single transaction of the dollar amount indicated in the Letter. A Letter of Intention may include purchases of shares made not more than 90 days prior to the date that an investor signs a Letter; however, the 13-month period during which the Letter is in effect will begin on the date of the earliest purchase to be included. Investors qualifying for the Combined Purchase Privilege described above may purchase shares under a single Letter of Intention.

         If, for example, on the date an investor signs a Letter of Intention to invest at least $50,000 as set forth above and the investor and the investor's spouse and children under age 21 have previously invested $30,000 in shares which are still held by such persons, it will only be necessary to invest a total of $20,000 during the 13 months following the first date of purchase of such shares in order to qualify for the sales charges, on the $20,000 purchase, applicable to investments of $50,000.

         The Letter of Intention is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Letter of Intention is 5% of such amount. Shares purchased with the first 5% of such amount will be held in escrow to secure payment of the higher sales charge applicable to the shares actually purchased if the full amount indicated is not purchased. When the full amount indicated has been purchased, the escrow will be released. To the extent that an investor purchases more than the dollar amount indicated on the Letter of Intention and qualifies for further reduced sales charges, the sales charges will be adjusted for the entire amount purchased at the end of the 13-month period. The difference in sales charges will be used to purchase additional shares at the then current offering price applicable to the actual amount of the aggregate purchases.

         Investors electing to take advantage of the Letter of Intention should carefully review the appropriate provisions on the authorization form attached to the Prospectus.

         Shares of other open-end investment companies bearing a FESC will be included with Voyageur fund shares bearing a FESC in a Combined Purchase Privilege, Cumulative Quantity Discount or Letter of Intention only if such shares are owned by customers of dealers that Voyageur or the Underwriter has engaged to provide administration or accounting services to Fund omnibus accounts in connection with the offering of the Fund as part of such other investment companies' family of Fund. Additionally, the maximum reduction of the Fund's FESC that may result from the inclusion of shares of such other investment companies in a Combined Purchase Privilege, Cumulative Quantity Discount or Letter of Intention shall be a reduction to the front-end sales charge applicable to purchases of $500,000 but less than $1,000,000 (as set forth in the sales charge table in the Prospectus).

OTHER INFORMATION

         Conversion of Class B Shares. In addition to information regarding conversion set forth in the prospectus, the conversion of Class B shares to Class A shares is subject to the continuing availability of a ruling from the Internal Revenue Service or an opinion of counsel that payment of different dividends by each of the classes of shares does not result in the Fund's dividends or distributions constituting "preferential dividends" under the Code and that such conversions do not constitute taxable events for Federal tax purposes. There can be no assurance that such ruling or opinion will be available, and the conversion of Class B shares to Class A shares will not occur if such ruling or opinion will not be available. In such event, Class B shares would continue to be subject to higher expenses than Class A shares for an indefinite period.

         Signature Guaranty. In addition to information regarding redemption of shares and signature guaranty set forth in the Prospectus, a signature guaranty will be required when redemption proceeds: (1) exceed $50,000 (unless proceeds are being wired to a pre-authorized bank account, in which case a guarantee is not required), (2) are to be paid to someone other than the registered shareholder or (3) are to be mailed to an address other than the address of record or wired to an account other than the pre-authorized bank or brokerage account. On joint account redemptions of the type previously listed, each signature must be guaranteed. A signature guarantee may not be provided by a notary public. Please contact your investment executive for instructions as to what institutions constitute eligible signature guarantors.

         Valuation of Portfolio Securities. Generally, trading in certain securities such as tax-exempt securities, corporate bonds, U.S. Government securities and money market instruments is substantially completed each day at various times prior to the primary close of trading on the Exchange. The values of such securities used in determining the net asset value of Fund shares are computed as of such times. Occasionally events affecting the value of such securities may occur between such times and the primary close of trading on the Exchange which are not reflected in the computation of net asset value. If events materially affecting the value of such securities occur during such period, then these securities are valued at their fair market value as determined in good faith by Voyageur in accordance with procedures adopted by the Board.

         Bank Purchases. Banks, acting as agents for their customers and not for the Fund or the Underwriter, from time to time may purchase Fund shares for the accounts of such customers. Generally, the Glass-Steagall Act prohibits banks from engaging in the business of underwriting, selling or distributing securities. Should the activities of any bank, acting as agent for its customers in connection with the purchase of any Fund's shares, be deemed to violate the Glass-Steagall Act, management will take whatever action, if any, is appropriate in order to provide efficient services for the Fund. Management does not believe that a termination in the relationship with a bank would result in any material adverse consequences to the Fund. In addition, state securities laws on this issue may differ and banks and financial institutions may be required to register as dealers pursuant to state law. Fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the U.S. Government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other federal agency.


                          MONTHLY CASH WITHDRAWAL PLAN

         Any investor who owns or buys shares of any Fund valued at $10,000 or more at the current offering price may open a Withdrawal Plan and have a designated sum of money paid monthly to the investor or another person. Shares are deposited in a Withdrawal Plan account and all distributions are reinvested in additional shares of such Fund at net asset value. Shares in a Withdrawal Plan account are then redeemed at net asset value to make each withdrawal payment. Deferred sales charges may apply to monthly redemptions of Class B or Class C shares (or to redemptions of Class A shares in connection with initial purchases of $1,000,000 or more which were not subject to a FESC). Redemptions for the purpose of withdrawal are made on the 25th of the month (or on the preceding business day if the 25th falls on a weekend or is a holiday) at that day's closing net asset value and checks are mailed on the next business day. Payments will be made to the registered shareholder. As withdrawal payments may include a return on principal, they cannot be considered a guaranteed annuity or actual yield of income to the investor. The redemption of shares in connection with a Withdrawal Plan may result in a gain or loss for tax purposes. Continued withdrawals in excess of income will reduce and possibly exhaust invested principal, especially in the event of a market decline. The maintenance of a Withdrawal Plan concurrently with purchases of additional Class A shares of the Fund normally be disadvantageous to the investor because of the FESC payable on such purchases. For this reason, an investor may not maintain a plan for the accumulation of Class A shares of the Fund (other than through reinvestment of distributions) and a Withdrawal Plan at the same time. The cost of administering the Withdrawal Plan is borne by the Fund as an expense of all shareholders. The Fund or the Underwriter may terminate or change the terms of the Withdrawal Plan at any time. The Withdrawal Plan is fully voluntary and may be terminated by the shareholder at any time without the imposition of any penalty.

         Since the Withdrawal Plan may involve invasion of capital, investors should consider carefully with their own financial advisers whether the Withdrawal Plan and the specified amounts to be withdrawn are appropriate in their circumstances. The Fund make no recommendations or representations in this regard.


                             ADDITIONAL INFORMATION

CUSTODIAN; COUNSEL; INDEPENDENT AUDITORS

         Norwest Bank Minnesota, N.A., Sixth Street & Marquette Avenue, Minneapolis, Minnesota 55479, acts as custodian of the Fund's assets and portfolio securities.

         Dorsey & Whitney LLP, 220 South Sixth Street, Minneapolis, Minnesota 55402, serves as Counsel for the Company.

         KPMG Peat Marwick LLP, 4200 Norwest Center, Minneapolis, Minnesota 55402, serves as the Company's independent auditors.

LIMITATION OF DIRECTOR LIABILITY

         Under Minnesota law, each director of the Company owes certain fiduciary duties to the Fund and to their shareholders. Minnesota law provides that a director "shall discharge the duties of the position of director in good faith, in a manner the director reasonably believes to be in the best interest of the corporation, and with the care an ordinarily prudent person in a like position would exercise under similar circumstances." Fiduciary duties of a director of a Minnesota corporation include, therefore, both a duty of "loyalty" (to act in good faith and act in a manner reasonably believed to be in the best interests of the corporation) and a duty of "care" (to act with the care an ordinarily prudent person in a like position would exercise under similar circumstances). Minnesota corporations are authorized to eliminate or limit the personal liability of a director to the corporation or its shareholders for monetary damages for breach of the fiduciary duty of "care". Minnesota law does not, however, permit a corporation to eliminate or limit the liability of a director (i) for any breach of the directors' duty of "loyalty" to the corporation or its shareholders, (ii) for acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law, (iii) for authorizing a dividend, stock repurchase or redemption or other distribution in violation of Minnesota law or for violation of certain provisions of Minnesota securities law, or (iv) for any transaction from which the director derived an improper personal benefit. The Company's Articles of Incorporation limit the liability of it's directors to the fullest extent permitted by Minnesota statutes, except to the extent that such liability cannot be limited as provided in the 1940 Act (which prohibits any provisions which purport to limit the liability of directors arising from such directors' willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their role as directors).

         Minnesota law does not eliminate the duty of "care" imposed upon a director. It only authorizes a corporation to eliminate monetary liability for violations of that duty. Minnesota law, further, does not permit elimination or limitation of liability of "officers" to the corporation for breach of their duties as officers (including the liability of directors who serve as officers for breach of their duties as officers). Minnesota law does not permit elimination or limitation of the availability of equitable relief, such as injunctive or rescissionary relief. Further, Minnesota law does not permit elimination or limitation of a director's liability under the Securities Act of 1933 or the Securities Exchange Act of 1934, and it is uncertain whether and to what extent the elimination of monetary liability would extend to violations of duties imposed on directors by the 1940 Act and the rules and regulations adopted thereunder.

SHAREHOLDER MEETINGS

         The Company is not required under Minnesota law to hold annual or periodically scheduled regular meetings of shareholders. Regular and special shareholder meetings are held only at such times and with such frequency as required by law. Minnesota corporation law provides for the Board of Directors to convene shareholder meetings when it deems appropriate. In addition, if a regular meeting of shareholders has not been held during the immediately preceding fifteen months, a shareholder or shareholders holding three percent or more of the voting shares of the Company may demand a regular meeting of shareholders by written notice of demand given to the chief executive officer or the chief financial officer of the Company. Within ninety days after receipt of the demand, a regular meeting of shareholders must be held at the expense of the Company. Additionally, the 1940 Act requires shareholder votes for all amendments to fundamental investment policies and restrictions and for all amendments to investment advisory contracts and Rule 12b-1 distribution plans.

ORGANIZATION AND CAPITALIZATION OF THE FUND

         The Fund is a series of Voyageur Mutual Fund III, Inc. which was incorporated under the laws of the State of Minnesota in January 1985.

         The Fund's fiscal year ends on April 30 of each year.


                                   APPENDIX A

                STOCK INDEX FUTURES CONTRACTS AND RELATED OPTIONS

Stock Index Futures Contracts

         To the extent described in the Prospectus and Statement of Additional Information, the Fund may purchase and sell stock index futures contracts, options thereon and options on stock indexes. Stock index futures contracts are commodity contracts listed on commodity exchanges. They presently include contracts on the Standard & Poor's 500 Stock Index (the "S&P 500 Index") and such other broad stock market indexes as the New York Stock Exchange Composite Stock Index and the Value Line Composite Stock Index, as well as narrower "sub-indexes" such as the S&P 100 Energy Stock Index and the New York Stock Exchange Utilities Stock Index. A stock index assigns relative values to common stocks included in the index and the index fluctuates with the value of the common stocks so included. A futures contract is a legal agreement between a buyer or seller and the clearing house of a futures exchange in which the parties agree to make a cash settlement on a specified future date in an amount determined by the stock index on the last trading day of the contract. The amount is a specified dollar amount (usually $100 or $500) times the difference between the index value on the last trading day and the value on the day the contract was struck.

         For example, the S&P 500 Index consists of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The S&P 500 Index assigns relative weightings to the common stocks included in the Index, and the Index fluctuates with changes in the market values of those common stocks. In the case of S&P 500 Index futures contracts, the specified multiple is $500. Thus, if the value of the S&P 500 Index were 150, the value of one contract would be $75,000 (150 x $500). Unlike other futures contracts, a stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract with the settlement amount being the difference between the contract price and the actual level of the stock index at the expiration of the contract. For example (excluding any transaction costs), if the Fund enters into one futures contract to buy the S&P 500 Index at a specified future date at a contract value of 150 and the S&P 500 Index is at 154 on that future date, the Fund will gain $500 x (154-150) or $2,000. If the Fund enters into one futures contract to sell the S&P 500 Index at a specified future date at a contract value of 150 and the S&P 500 Index is at 152 on that future date, the Fund will lose $500 x (152-150) or $1,000.

         Unlike the purchase or sale of an equity security, no price would be paid or received by the Fund upon entering into stock index futures contracts. Upon entering into a contract, the Fund would be required to deposit with its custodian in a segregated account in the name of the futures broker an amount of cash or U.S. Treasury bills equal to a portion of the contract value. This amount is known as "initial margin." The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve borrowing Funds by the Fund to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract that is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied.

         Subsequent payments, called "variation margin," to and from the broker would be made on a daily basis as the price of the underlying stock index fluctuates, making the long and short positions in the contract more or less valuable, a process known as "marking to the market." For example, when the Fund enters into a contract in which it benefits from a rise in the value of an index and the price of the underlying stock index has risen, such Fund will receive from the broker a variation margin payment equal to that increase in value. Conversely, if the price of the underlying stock index declines, such Fund would be required to make a variation margin payment to the broker equal to the decline in value.

         The Fund intends to use stock index futures contracts and related options for hedging and not for speculation. Hedging permits the Fund to gain rapid exposure to or protect itself from changes in the market. For example, the Fund may find itself with a high cash position at the beginning of a market rally. Conventional procedures of purchasing a number of individual issues entail the lapse of time and the possibility of missing a significant market movement. By using futures contracts, the Fund can obtain immediate exposure to the market and benefit from the beginning stages of a rally. The buying program can then proceed, and once it is completed (or as it proceeds), the contracts can be closed. Conversely, in the early stages of a market decline, market exposure can be promptly offset by entering into stock index futures contracts to sell units of an index and individual stocks can be sold over a longer period under cover of the resulting short contract position.

         The Fund may enter into contracts with respect to any stock index or sub-index. To hedge the Fund's portfolio successfully, however, such Fund must enter into contracts with respect to indexes or sub-indexes whose movements will have a significant correlation with movements in the prices of such Fund's portfolio securities.

Options on Stock Index Futures Contracts

         To the extent described in the Prospectus and Statement of Additional Information the Fund may purchase and sell put and call options on stock index futures contracts which are traded on a recognized exchange or board of trade as a hedge against changes in the market, and will enter into closing transactions with respect to such options to terminate existing positions. An option on a stock index futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a stock index futures contract at a specified exercise price at any time prior to the expiration date of the option. A call option gives the purchaser of such option the right to buy, and it obliges its writer to sell, a specified underlying futures contract at a specified exercise price at any time prior to the expiration date of the option. A purchaser of a put option has the right to sell, and the writer has the obligation to buy, such contract at the exercise price during the option period. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's future margin account, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing price of the stock index futures contract on the expiration date. The Fund will pay a premium for purchasing options on stock index futures contracts. Because the value of the option is fixed at the point of sale, there are no daily cash payments to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net asset value of a Fund. In connection with the writing of options on stock index futures contracts, the Fund will make initial margin deposits and make or receive maintenance margin payments that reflect changes in the market value of such options. Premiums received from the writing of an option are included in initial margin deposits.

         Purchase of Put Options on Futures Contracts. The Fund will purchase put options on futures contracts if the Fund's investment adviser anticipates a market decline. A put option on a stock index futures contract becomes more valuable as the market declines. By purchasing put options on stock index futures contracts at a time when the Fund's investment adviser expects the market to decline, such Fund will seek to realize a profit to offset the loss in value of its portfolio securities.

         Purchase of Call Options on Futures Contracts. The Fund will purchase call options on stock index futures contracts if the Fund's investment adviser anticipates a market rally. The purchase of a call option on a stock index futures contract represents a means of obtaining temporary exposure to market appreciation at limited risk. A call option on such a contract becomes more valuable as the market appreciates. The Fund will purchase a call option on a stock index futures contract to hedge against a market advance when the Fund is holding cash. The Fund can take advantage of the anticipated rise in the value of equity securities without actually buying them until the market is stabilized. At that time, the options can be liquidated and the Fund's cash can be used to buy portfolio securities.

         Writing Call Options on Futures Contracts. The Fund will write call options on stock index futures contracts if the Fund's investment adviser anticipates a market decline. As the market declines, a call option on such a contract becomes less valuable. If the futures contract price at expiration of the option is below the exercise price, the option will not be exercised and the Fund will retain the full amount of the option premium. Such amount provides a partial hedge against any decline that may have occurred in the Fund's portfolio securities.

         Writing Put Options on Futures Contracts. The Fund will write put options on stock index futures contracts if the Fund's investment adviser anticipates a market rally. As the market appreciates, a put option on a stock index futures contract becomes less valuable. If the futures contract price at expiration of the option has risen due to market appreciation and is above the exercise price, the option will not be exercised and the Fund will retain the full amount of the option premium. Such amount can then be used by the Fund to buy portfolio securities when the market has stabilized.

         Risks Relating to Options on Stock Index Futures Contracts. Compared to the purchase or sale of futures contracts, the purchase of call or put options on futures contracts involves less potential risk to the Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when a purchase of a call or put option on a futures contract would result in a loss to the Fund when the purchase or sale of a futures contract would not result in a loss, such as when there is no movement in the underlying index.

         The writing of a put or call option on a futures contract involves risks similar to those relating to transactions in futures contracts as described in the Prospectus and Statement of Additional Information. By writing a call option, the Fund, in exchange for the receipt of a premium, becomes obligated to sell a futures contract, which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium, but the Fund becomes obligated to purchase a futures contract, which may have a value lower than the exercise price. The loss incurred by the Fund in writing options on futures contracts may exceed the amount of the premium received.

         The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option of the same series. There is no guarantee that such closing transactions can be effected. The Fund's ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.

         Finally, the Fund's purchase or sale of put or call options on stock index futures contracts will be based upon predictions as to anticipated market trends by the Fund's investment adviser, which could prove to be inaccurate. Even if the expectations of the Fund's investment adviser are correct, there may be an imperfect correlation between the change in the value of the options and of the Fund's portfolio securities.



                                     PART C

                         VOYAGEUR MUTUAL FUNDS III, INC.

                       Voyageur Tax Efficient Equity Fund

                                OTHER INFORMATION


Item 24.  Financial Statements and Exhibits

         (a)      Financial statements -- Not applicable.

         (b)      Exhibits:

         1.1 Amended and Restated Articles of Incorporation of Voyageur Mutual Funds III, Inc. (the "Fund"), dated November 22, 1993, filed as an Exhibit to Post-Effective Amendment No. 25 to Form N-1A on September 1, 1995, File Nos. 2-95928 and 811-5457, and incorporated herein by reference.

         1.2 Certification of Designation of Series B and Series C of Voyageur International Equity Fund and Voyageur Aggressive Growth Fund dated April 28, 1994, filed as an Exhibit to Post-Effective Amendment No. 25 to Form N-1A on September 1, 1995, File Nos. 2-95928 and 811-5457, and incorporated herein by reference.

         1.3 Certification of Designation of Series D, Voyageur Growth and Income Fund dated August 24, 1995, filed as an Exhibit to Post-Effective Amendment No. 25 to Form N-1A on September 1, 1995, File Nos. 2-95928 and 811-5457, and incorporated herein by reference.

         1.4 Certification of Designation of Class B and Class C of Series A, Series B and Series C of Voyageur Growth Stock Fund, Voyageur International Equity Fund and Voyageur Aggressive Growth Fund dated August 25, 1995, filed as an Exhibit to Post-Effective Amendment No. 25 to Form N-1A on September 1, 1995, File Nos. 2-95928 and 811-5457, and incorporated herein by reference.

         1.5 Articles of Correction dated July 27, 1994, filed as an Exhibit to Post-Effective Amendment No. 25 to Form N-1A on September 1, 1995, File Nos. 2-95928 and 811-5457, and
                  incorporated herein by reference.

         1.6 Certificate of Designation of Series E, Classes A, B, and C of Voyageur Tax-Efficient Equity Fund, filed as an Exhibit hereto.

         2 Bylaws of the Fund, as amended October 30, 1996, filed as an Exhibit hereto.

         3        Voting Trust Agreement. Not applicable.

         4 Specimen copy of share certificate, filed as an Exhibit to Post-Effective Amendment No. 26 to Form N-1A on August 29, 1996, File Nos. 2-95928 and 811-5457, and incorporated herein by reference.

         5.1 Investment Advisory Agreement with Voyageur Fund Managers, Inc., dated November 1, 1993, with Appendix updated February 19, 1997, filed as an Exhibit hereto.

         5.2 Supplement dated as of September 1, 1995, to Investment Advisory Agreement with Voyageur Fund Managers, Inc., filed as an Exhibit hereto.

         5.3 Sub-Advisory Agreement with Segall Bryant & Hamill with respect to Voyageur Growth and Income Fund dated September 1, 1995, filed as an Exhibit to Post-Effective Amendment No. 25 to Form N-1A on September 1, 1995, File Nos. 2-95928 and 811-5457, and incorporated herein by reference.

         5.3 Investment Sub-Advisory Agreement with Voyageur International Asset Managers, Ltd. with respect to Voyageur International Equity Fund dated August 15, 1996, filed as an Exhibit to Post-Effective Amendment No. 26 on August 29, 1996, File Nos. 2-95928 and 811-5457, and incorporated herein by reference.

         6.1 Distribution Agreement dated February 19, 1997, filed as an Exhibit hereto.

         6.3 Form of Dealer Sales Agreement, filed as an Exhibit to Post-Effective Amendment No. 25 to Form N-1A on September 1, 1995, File Nos. 2-95928 and 811-5457, and incorporated herein by reference.

         6.4 Form of Bank Agreement, filed as an Exhibit to Post-Effective Amendment No. 25 to Form N-1A on September 1, 1995, File Nos. 2-95928 and 811-5457, and incorporated herein by reference.

         7        Bonus, Profit Sharing, or Pension Plans. None.

         8 Custodian Contract with Norwest Bank Minnesota N.A., dated May 16, 1994, filed as an Exhibit to Post-Effective Amendment No. 25 to Form N-1A on September 1, 1995, File Nos. 2-95928 and 811-5457, and incorporated herein by reference.

         9 Administrative Services Agreement with Voyageur Fund Managers, Inc. dated October 24, 1994, with Appendix A updated February 19, 1997, filed as an Exhibit hereto.

         10.1 Opinion and Consent of Dorsey & Whitney LLP, with respect to Class A, Class B and Class C shares of Series A, Series B, Series C and Series D of the Fund dated August 31, 1995, filed as an Exhibit to Post-Effective Amendment No. 25 to Form N-1A on September 1, 1995, File Nos. 2-95928 and 811-5457, and incorporated herein by reference.

         10.2 Opinion and Consent of Dorsey & Whitney LLP, with respect to Class A, Class B and Classs C shares of Series E, filed as an Exhibit hereto.

         11 Consent of Independent Auditors, KPMG Peat Marwick LLP. Not applicable.

         12       Not applicable.

         13 Letter of Investment Intent, filed as an Exhibit to Registrant's Pre-Effective Amendment No. 1 to Form N-1A, File Nos. 2-95928 and 811-5457, and incorporated herein by reference.

         14       Copy of prototype defined contribution plan. Not applicable.

         15 Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as adopted and amendedon February 19, 1997, filed as an Exhibit hereto.

         16.1 Schedule for Computation of Fund Performance, Voyageur Growth Stock Fund, Voyageur International Equity Fund, Voyageur Aggressive Growth Fund and Voyageur Growth and Income Fund, filed as an Exhibit to Post-Effective Amendment No. 26 on August 29, 1996, File Nos. 2-95928 and 811-5457, and
                  incorporated herein by reference.

         16.2 Schedule for Computation of Fund Performance, Voyageur Tax Efficient Equity Fund. Not Applicable.

         17.1 Power of Attorney dated January 24, 1995, filed as an Exhibit to Post-Effective Amendment No. 8 of Voyaguer Mutual Funds, Inc. on Form N-1A, filed April 30, 1996, File Nos. 33-63238 and 811-7742, and incorporated herein by reference.


Item 25.  Persons Controlled by or Under Common Control with Registrant

         Voyageur serves as investment manager to the following closed-end and open-end management investment companies:

         CLOSED-END INVESTMENT COMPANIES
         Voyageur Arizona Municipal Income Fund, Inc.
         Voyageur Colorado Insured Municipal Income Fund, Inc.
         Voyageur Florida Insured Municipal Income Fund
         Voyageur Minnesota Municipal Income Fund, Inc.
         Voyageur Minnesota Municipal Income Fund  II, Inc.
         Voyageur Minnesota Municipal Income Fund  III, Inc.

         OPEN-END INVESTMENT COMPANIES AND SERIES THEREOF
         Voyageur Funds, Inc.
                  Voyageur U.S. Government Securities Fund
                  Voyageur Financial Institutions Short Duration Portfolio Voyageur Financial Institutions Intermediate Duration
                    Portfolio
                  Voyageur Financial Institutions Core Portfolio
         Voyageur Insured Funds, Inc.
                  Voyageur Minnesota Insured Fund
                  Voyageur Arizona Insured Tax Free Fund
                  Voyageur National Insured Tax Free Fund
                  Voyageur Colorado Insured Tax Free Fund
         Voyageur Intermediate Tax Free Funds, Inc.
                  Voyageur Minnesota Limited Term Tax Free Fund
                  Voyageur National Limited Term Tax Free Fund
                  Voyageur Arizona Limited Term Tax Free Fund
                  Voyageur Colorado Limited Term Tax Free Fund
                  Voyageur California Limited Term Tax Free Fund
         Voyageur Investment Trust
                  Voyageur California Insured Tax Free Fund
                  Voyageur Florida Insured Tax Free Fund
                  Voyageur Kansas Tax Free Fund
                  Voyageur Missouri Insured Tax Free Fund
                  Voyageur New Mexico Tax Free Fund
                  Voyageur Oregon Insured Tax Free Fund
                  Voyageur Utah Tax Free Fund
                  Voyageur Washington Insured Tax Free Fund
                  Voyageur Florida Tax Free Fund
         Voyageur Investment Trust II
                  Voyageur Florida Limited Term Tax Free Fund
         Voyageur Tax Free Funds, Inc.
                  Voyageur Minnesota Tax Free Fund
                  Voyageur North Dakota Tax Free Fund
         Voyageur Mutual Funds, Inc.
                  Voyageur Iowa Tax Free Fund
                  Voyageur Wisconsin Tax Free Fund
                  Voyageur Idaho Tax Free Fund
                  Voyageur Arizona Tax Free Fund
                  Voyageur California Tax Free Fund
                  Voyageur National Tax Free Fund
                  Voyageur Minnesota High Yield Municipal Bond Fund Voyageur Mutual Funds II, Inc.
                  Voyageur Colorado Tax Free Fund
         Voyageur Mutual Funds III , Inc.
                  Voyageur Growth Stock Fund
                  Voyageur International Equity Fund
                  Voyageur Aggressive Growth Fund
                  Voyageur Growth and Income Fund
                  Voyageur Tax Efficient Equity Fund
         VAM Institutional Funds, Inc.
                  VAM Global Fixed Income Fund
                  VAM Short Duration Government Agency Fund
                  VAM Intermediate Duration Government Agency Fund
                  VAM Government Mortgage Fund
                  VAM Short Duration Total Return Fund
                  VAM Intermediate Duration Total Return Fund
                  VAM Intermediate Duration Municipal Fund


Item 26.  Number of Holders of Securities

         The following table sets forth the number of holders of common shares, each with a par value of $.01, of the Registrant as of January 22, 1997.

                                             Class A       Class B      Class C
                                             Common        Common       Common
         Name of Fund                        Shares        Shares       Shares
         ------------                        ------        ------       ------
Voyageur Growth and Income Fund                291            9            0
Voyageur Growth Stock Fund                   2,080           62           45
Voyageur International Equity Fund             109            5            9
Voyageur Aggressive Growth Fund                213            7           26
Voyageur Tax Efficient Equity Fund              **           **           **

**  Not in existence as of January 22, 1997.

Item 27.  Indemnification

         The Registrant's Articles of Incorporation and Bylaws provide that the Registrant shall indemnify such persons, for such expenses and liabilities, in such manner, under such circumstances, and to such extent as permitted by
Section 302A.521 of the Minnesota Statutes, as now enacted or hereafter amended; provided, however, that no such indemnification may be made if it would be in violation of Section 17(h) of the Investment Company Act of 1940, as now enacted or hereinafter amended, and any rules, regulations or releases promulgated thereunder.

         The Registrant may indemnify its officers and directors and other "persons" acting in an "official capacity" (as such terms are defined in Section 302A.521) pursuant to a determination by the board of directors or shareholders of the Registrant as set forth in Section 302A.521, by special legal counsel selected by the board or a committee thereof for the purpose of making such a determination, or by a Minnesota court upon application of the person seeking indemnification. If a director is seeking indemnification for conduct in the capacity of director or officer of the Registrant, then such director generally may not be counted for the purpose of determining either the presence of a quorum or such director's eligibility to be indemnified.

         In any case, indemnification is proper only if the eligibility determining body decides that the person seeking indemnification has (a) not received indemnification for the same conduct from any other party or organization; (b) acted in good faith; (c) received no improper personal benefit; (d) in the case of criminal proceedings, had no reasonable cause to believe the conduct was unlawful; (e) reasonably believed that the conduct was in the best interest of the Registrant, or in certain contexts, was not opposed to the best interest of the Registrant; and (f) had not otherwise engaged in conduct which precludes indemnification under either Minnesota or Federal law (including, but not limited to, conduct constituting willful misfeasance, bad faith, gross negligence, or reckless disregard of duties as set forth in Section 17(h) and (i) of the Investment Company Act of 1940).

         If a person is made or threatened to be made a party to a proceeding, the person is entitled, upon written request to the Registrant, to payment or reimbursement by the Registrant of reasonable expenses, including attorneys' fees and disbursements, incurred by the person in advance of the final disposition of the proceeding, (a) upon receipt by the Registrant of a written affirmation by the person of a good faith belief that the criteria for indemnification set forth in Section 302A.521 have been satisfied and a written undertaking by the person to repay all amounts so paid or reimbursed by the Registrant, if it is ultimately determined that the criteria for indemnification have not been satisfied, and (b) after a determination that the facts then known to those making the determination would not preclude indemnification under
Section 302A.521. The written undertaking required by clause (a) is an unlimited general obligation of the person making it, but need not be secured and shall be accepted without reference to financial ability to make the repayment.

         Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless, in the opinion of its counsel, the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

         The Registrant undertakes to comply with the indemnification requirements of Investment Company Release 7221 (June 9, 1972) and Investment Company Release 11330 (September 2, 1980).


Item 28.  Business and Other Connections of Investment Adviser

         The name and principal occupations(s) during the past two fiscal years of each director and the executive officers of the Adviser are set forth below. The business address of each is 90 South Seventh Street, Suite 4400, Minneapolis, Minnesota 55402.


NAME AND ADDRESS           POSITION WITH ADVISER     PRINCIPAL OCCUPATION(S)
----------------           ---------------------     -----------------------
Michael E. Dougherty       Chairman                  Chairman of the Board, President and Chief
                                                     Executive Officer of Dougherty Financial
                                                     Group, Inc. ("DFG") and Chairman of
                                                     Voyageur, the Underwriter and Dougherty
                                                     Dawkins, Incorporated ("DDI").

John G. Taft               Director and President    See biographical information in Part B of the
                                                     Registration Statement.

Jane M. Wyatt              Director and Chief        See biographical information in Part B of the
                           Investment Officer        Registration Statement.

Edward J. Kohler           Director and Executive    Director and Executive Vice President of the
                           Vice President            Adviser and Director of the Underwriter since
                                                     1995; previously, President and Director of
                                                     Piper Capital Management Incorporated from
                                                     1985 to 1995.

Frank C. Tonnemaker        Director and Executive    Director of Voyageur and the Underwriter
                           Vice President            since 1993; Executive Vice President of
                                                     Voyageur since 1994; Vice President of
                                                     Voyageur from 1990 to 1994.

Thomas J. Abood            General Counsel           See biographical information in Part B of the
                                                     Registration Statement.

Kenneth R. Larsen          Treasurer                 Seebiographical information in Part B of the
                                                     Registration Statement.

Steven B. Johansen         Secretary and Chief       Secretary of DFG, the Underwriter and DDI;
                           Financial Officer         Chief Financial Officer of DFG, the Under-
                                                     writer and DDI since 1995; previously,
                                                     Treasurer of DFG and DDI from 1990 to 1995.

Information on the business of Registrant's Adviser is contained in the section of the Prospectus entitled "Management" and in the section of the Statement of Additional Information entitled "The Investment Adviser, Sub-Adviser, Administrative Services, Expenses and Brokerage" filed as part of this Registration Statement.


Item 29.  Principal Underwriters

         (a) Voyageur Investments, Inc., the underwriter of the Registrant's shares, is principal underwriter for the shares of Voyageur Funds, Inc., Voyageur Tax Free Funds, Inc., Voyageur Insured Funds, Inc., Voyageur Intermediate Tax Free Funds, Inc., Voyageur Investment Trust, Voyageur Investment Trust II, Voyageur Mutual Funds, Inc., Voyageur Mutual Funds II, Inc., Voyageur Mutual Funds III, Inc. and VAM Institutional Funds, Inc., affiliated open-end management investment companies.

         (b) The directors of the Underwriter are the same as the directors of the Adviser as set forth above in Item 28. Executive officers of the Underwriter (who are not also directors of the Underwriter) and the positions of these individuals with respect to the Registrant are:

                              POSITIONS AND OFFICES              POSITIONS AND OFFICES
NAME                             WITH UNDERWRITER                   WITH REGISTRANT
----                          ---------------------              ---------------------
Michael E. Dougherty          Chairman                           None
Frank C. Tonnemaker           President and Director             None
John G. Taft                  Executive Vice President           President
                                and Director
Edward J. Kohler              Executive Vice President           None
                                and Director
Jane M. Wyatt                 Executive Vice President           Executive Vice President
                                and Director
Steven B. Johansen            Secretary and Chief Financial      None
                                Officer
Kenneth R. Larsen             Treasurer                          Treasurer
Thomas J. Abood               Senior Vice President and          Secretary
                                General Counsel

The address of each of the executive officers is 90 South Seventh Street, Suite 4400, Minneapolis, Minnesota 55402.

         (c) Not applicable.


Item 30.  Location of Accounts and Records

         The custodian for the Registrant is Norwest Bank Minnesota, N.A., Sixth Street & Marquette Avenue, Minneapolis, Minnesota 55402. The dividend disbursing, administrative and accounting services agent of the Registrant is Voyageur Fund Managers, Inc. The address of Voyageur Fund Managers, Inc. and the Registrant is 90 South Seventh Street, Suite 4400, Minneapolis, Minnesota 55402.


Item 31.  Management Services

          Not applicable.

Item 32.  Undertakings

         (a) Not applicable.

         (b) The Registrant, on behalf of Voyageur Tax Efficient Equity Fund, undertakes to file a Post-Effective Amendment, using financial statements which need not be certified, within four to six months after the commencement of operations of such series.

         (c) Each recipient of a prospectus of any series of the Registrant may request the latest Annual Report of such series and such Annual Report will be furnished without charge.



                                   SIGNATURES


         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Minneapolis and State of Minnesota on the 14th day of February 1997.

                                         VOYAGEUR MUTUAL FUNDS III, INC.



                                         By: /s/ John G. Taft
                                            ----------------------------------
                                            John G. Taft, President

         Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

            SIGNATURE                      TITLE                 DATE
            ---------                      -----                 ----


/s/ John G. Taft                   President (principal     February 14, 1997
-------------------------------    executive officer)
John G. Taft

/s/ Kenneth R. Larsen              Treasurer (principal     February 14, 1997
-------------------------------    financial and
Kenneth R. Larsen                  accounting officer)


Clarence G. Frame *                Director


Thomas F. Madison *                Director


Richard F. McNamara *              Director


Robert J. Odegard *                Director


James W. Nelson *                  Director


* By /s/ Thomas J. Abood                                    February 14, 1997
     --------------------------
      Thomas J. Abood
      Attorney-in-